UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report June 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen NWQ Global All-Cap Fund	NGEAX	NGECX	—	—	NGEIX	NGETX
Nuveen NWQ Global Equity Income Fund	NQGAX	NQGCX	NQGRX	—	NQGIX	NQGTX
Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	—	NGRRX	NAITX
Nuveen NWQ Multi-Cap Value Fund	NQVAX	NQVCX	NMCTX	—	NQVRX	NQVTX
Nuveen NWQ Large-Cap Value Fund	NQCAX	NQCCX	NQCQX	—	NQCRX	NQCTX
Nuveen NWQ Small/Mid-Cap Value Fund	NSMAX	NSMCX	NWQRX	NWQFX	NSMRX	NWQUX
Nuveen NWQ Small-Cap Value Fund	NSCAX	NSCCX	NSCQX	NSCFX	NSCRX	NSCTX

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

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Portfolio Managers’

Comments

Nuveen NWQ Global All Cap Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ International Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

The Funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC (Nuveen). Jon D. Bosse, CFA, is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Large-Cap Value Funds. Phyllis Thomas, CFA, and Andy Hwang manage the Nuveen NWQ Small/Mid-Cap Value and Small-Cap Value Funds. Gregg Tenser, CFA, and James T. Stephenson, CFA, manage the Nuveen NWQ Global All-Cap Fund. James T. Stephenson, CFA, and Thomas J. Ray, CFA, manage the Nuveen NWQ Global Equity Income Fund and Peter Boardman serves as portfolio manager of the Nuveen NWQ International Value Fund.

During May 2016, the Board of Trustees approved the reorganization of Nuveen Global Equity Income Fund (JGV), Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds Value Opportunities Fund into the Nuveen NWQ Global Equity Income Fund. During September 2016 shareholders of JGV approved the reorganization and prior to the open of business on October 17, 2016, the assets of JGV were merged into Class A shares of Nuveen NWQ Global Equity Income Fund. The reorganization was approved by the shareholders of Nuveen Tradewinds Value Opportunities Fund and Nuveen Tradewinds Global All-Cap Fund during March 2016 and after the close of business on March 24, 2017, the reorganization of Nuveen Tradewinds Value Opportunities Fund and Nuveen Tradewinds Global All-Cap Fund into Nuveen NWQ Global Equity Income Fund was completed.

Below, the team discusses the economic and financial markets, key investment strategies and performance of the Funds for the twelve-month and/or eleven-month abbreviated annual reporting period ended June 30, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month and/or eleven-month abbreviated annual reporting period ended June 30, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace thereafter. The Bureau of Economic Analysis reported an annual growth rate of 2.6% for the U.S. economy in the second quarter of 2017, as measured by the “advance” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Despite the slowdown in early 2017, other data pointed to positive momentum as the labor market continued to tighten, manufacturing improved and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.4% in June 2017 from 4.9% in June 2016 and job gains averaged around 181,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 1.6% over the twelve-month reporting period ended June 30, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in May 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations.

Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities experienced significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform made President Trump’s plans for tax cuts and other fiscal stimulus look less likely to happen this year.

Earlier in the reporting period, macroeconomic uncertainty driven by the economic trouble in emerging economies, falling commodity prices, uncertainty around the Fed’s hiking cycle, culminating with the November 2016 U.S. election all contributed to the significant volatility in both equity and credit markets. Common equity and high yield bonds generated total return of 15.53% as measured by the Russell 1000® Value Index and 15.53% for the BofA/Merrill Lynch U.S. High Yield Index. Global equities performed well returning 18.20% as measured by the MSCI World Index. The preferred market rebounded after a difficult fourth quarter in 2016, with a 5.86% return as measured by the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

How did the Funds perform during the twelve-month and/or eleven-month abbreviated annual reporting period ended June 30, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the one-year and/or 11-month, five-year, ten-year and/or since inception periods ended June 30, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month and/or eleven-month abbreviated annual reporting period ended June 30, 2017 and how did these strategies influence performance?

Nuveen NWQ Global All-Cap Fund

The Nuveen NWQ Global All-Cap Fund’s Class A Shares at NAV outperformed the MSCI World Index and comparative Lipper classification average and during the twelve-month reporting period ended June 30, 2017.

The Fund is designed to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net

6	NUVEEN

assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the U.S.). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small- and mid-capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures, and currency forwards.

Geographically, performance benefitted from stock selection in the U.S., Germany and the Netherlands. Investments in Israel, Japan and Sweden lagged and were a headwind for the Fund’s overall return for the reporting period. We no longer continue to hold our investments in Sweden. From a sector perspective, our investments in the financial, technology and industrials sectors were positive, led by overall sector allocation and stock selection, particularly within the financial sector. Conversely, adverse stock selection in the health care and consumer staples sectors were key detractors.

Several investments contributed meaningfully to the Fund’s performance, including technology holding Coherent Inc. The company ended a banner 2016 by completing its acquisition of Rofin Sinar, which Coherent expects will further bolster its product portfolio given its fiber laser offering, as well as improve its margins with $30 million of cost synergies. Also positively contributing to performance was information technology holding Microsemi Corporation. The positive performance of Microsemi was in part a follow-through from the company’s Analyst Day in September 2016, when management raised its operating margin target to 35% from the 30% set at its previous Analyst Day in March 2015. We believe that significant free-cash-flow should be generated as the company moves toward its target. Performance also was bolstered by rumors that Microsemi might be targeted for acquisition. Either way, all indicators are continuing to suggest that the company is executing according to plan. Lastly, positively contributing to performance was health care holding Bio-Rad Laboratories Inc., a global provider of life science research and clinical diagnostic products. The company reported solid earnings during the reporting period.

Several holdings detracted from performance, including health care holdings Impax Laboratories and Teva Pharmaceutical Industries Limited. Impax Laboratories was the largest detractor from portfolio performance during the reporting period. The company missed earnings expectations and lowered guidance for the year. Teva detracted due to a multitude of negative factors. The company’s third quarter 2016 earnings report was not well received as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior and it became more than apparent that Teva had significantly overpaid for the business, leaving the company highly levered and even more exposed to an extremely weak generic drug environment. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. We have sold our holdings in both Impax Laboratories and Teva Pharmaceutical Industries Limited. Finally, energy holding Newfield Exploration Company detracted from performance. Energy stocks underperformed during the reporting period. The stocks were hurt by the decline in oil prices despite members of the Organization of the Petroleum Exporting Countries (OPEC) agreeing to keep production cuts in place.

Nuveen NWQ Global Equity Income Fund

The Nuveen NWQ Global Equity Income Fund’s Class A Shares at NAV outperformed its comparative Lipper classification average, but underperformed the MSCI World Index during the twelve-month reporting period ended June 30, 2017.

The Fund is designed to provide long-term capital appreciation and high current income. The Fund will generally focus its investments on income producing securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. Up to 20% of the Fund’s net assets may be invested in debt securities, including corporate debt securities and U.S. government and agency debt securities. The Fund may invest up to 10% of its net assets in below investment grade debt securities, commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund invests at least 40% of its net assets in non-U.S. securities and invests in securities of companies representing at least three different countries (one of which may be the United States). The Fund may invest up to 20% of its net assets in securities of companies located in emerging markets. The Fund may invest in equity securities issued by companies of any market capitalization, including small and medium market capitalization companies. The Fund may also utilize derivatives, including currency options, currency futures and options on such futures and currency forwards.

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Portfolio Managers’ Comments (continued)

Geographically, performance benefitted from superior stock selection in the U.S. and Netherlands, as well as greater exposure to Germany. Investments in the U.K., Israel, and France lagged and were a headwind for the Fund’s overall return for the reporting period. From a sector perspective, our investments in the financial, industrials and energy sectors were positive. Conversely, adverse stock selection in the consumer discretionary, materials and health care sectors were key detractors.

Several individual holdings contributed to performance. The top three performers were all in the financial sector, including Unum Group, Citigroup Inc. and ING Groep N.V. Unum Group provides disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum U.S. and Colonial Life, reported increased operating income and better than expected third quarter results, despite some weakness in its U.K. segment. The company is also expected to significantly benefit from rising interest rates and potential U.S. tax reform. The Fed raised the target level of short-term interest rates three times during the reporting period and reiterated its outlook for higher interest rates going forward. Citigroup Inc. also positively contributed to performance as U.S. bank stocks reacted positively to the results of the U.S. presidential election as investors grew optimistic about the prospect of lower corporate tax rates, looser regulation of financial firms, and other pro-growth policy initiatives that should benefit the company and its banking peers. Additionally, in late-June the CCAR (Comprehensive Capital Analysis and Review) results were announced and capital returns across the board beat high expectations. Citigroup will be returning 125% of its earnings to shareholders in the next four quarters, with a major increase in its share repurchases and a 100% dividend increase. Lastly, Dutch multi-national banking and financial services corporation, ING Groep N.V. reported strong fourth quarter 2016 results, which contributed to performance.

Several individual holdings detracted from portfolio performance, including Teva Pharmaceutical Industries Limited due to a multitude of negative factors. The company’s third quarter 2016 earnings report was not well received as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. The company appears to be well positioned for 2018 and beyond as earnings deterioration should abate, allowing a recovery process to begin. Our investment in the preferred stock of telecommunication services holding, Frontier Communications Corporation, also detracted from performance. The company recently acquired assets from Verizon in California, Texas and Florida and the integration has gone worse than expected. We eliminated the position during the reporting period. Lastly, materials sector holding CVR Partners detracted from performance. CVR is a Master Limited Partnership that formed to own, operate and grow its nitrogen fertilizer business. Though we saw a rebound in ammonia pricing during the reporting period, this rally was short-lived due to ramping competitive capacity and a delayed planting season that allowed more product to make its way into the Midwest in time for application. We expect ammonia pricing to remain near trough levels before rebounding in 2018 and beyond.

The Fund wrote covered call options on individual stocks, while investing in these same stocks, to enhance returns while foregoing some upside potential. The effect of these activities on performance was negligible during the period and all covered call options were sold off or expired during the reporting period.

Nuveen NWQ International Value Fund

The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average for the eleven-month abbreviated annual reporting period ended June 30, 2017.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The financials, real estate, and information technology sectors were the leading contributors to performance on a relative basis, led by overall sector allocations within the financials sector. The materials, industrials and consumer discretionary sectors were the primary detractors from relative performance, mostly driven by underperforming selections within those respective sectors. On a

8	NUVEEN

regional basis, U.S. equities and emerging markets contributed to relative results while overall selections in continental Europe and the Middle East detracted.

Several individual holdings contributed to relative performance including, financials sector holdings ING Groep N.V., which engages in the provision banking, investments, life and non-life insurance, as one of the larger positions, was also the top individual contributor to absolute results. In the company’s first quarter’s earnings release, they maintained their earnings guidance and we believe they will be one of the better performing names among its peers. Also positively contributing was industrial sector holding ManpowerGroup Inc. ManpowerGroup, a multi-national human resource consulting firm, rallied during the reporting period. We eliminated the position from the Fund as valuations for the company reached our estimated targets and invested the proceeds. Lastly, information technology sector holding Rohm Company Limited contributed to performance. The company is engaged in the manufacture and sale of electronic components. The company overcame difficulties through stabilization of earnings expectations and attendant investor optimism. Currently, we find the company is valued at a discount to book value and also at a discount to enterprise-value-to-sales.

Several individual holdings detracted from relative performance including health care sector holding Teva Pharmaceuticals Industries Limited. Teva Pharmaceutical’s stock performance was influenced by several negative factors. The company’s third quarter earnings report was not well received, as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. We believe the company is well positioned for 2018 and beyond as earnings deterioration should abate, allowing a recovery process to begin. Consumer staples holding, Toyota Motors Corporation detracted from performance. Toyota came under pressure as a direct response to the significantly stronger Japanese yen. With greater than 75% of all revenues coming from overseas the currency has a major impact on reported sales and profitability. In addition the continued rhetoric regarding the border adjustment tax, and other anti-trade measures in the U.S. (Toyota’s largest market) affected returns as did increasing concern that the U.S. auto market has finally reached saturation point. Lastly, detracting from performance was information technology holding Ericsson LM. The Swedish telecom equipment maker reported weak earnings and cut its dividend during the reporting period.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at NAV for the Nuveen NWQ Multi-Cap Value Fund outperformed the Russell 3000® Value Index and its Lipper classification average for the twelve-month reporting period ended June 30, 2017.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with small, medium and large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Favorable stock selection particularly in the financial services, technology and producer durables sectors contributed positively to performance relative to the benchmark. Minimal exposure to the weak utility sector also contributed. The Fund’s consumer discretionary, energy and health care sector holdings detracted relative to the Russell 3000® Value Index.

Several investments contributed meaningfully to the Fund’s performance, including technology holding Coherent Inc. The company ended a banner 2016 by completing its acquisition of Rofin Sinar, which Coherent expects will further bolster its product portfolio given its fiber laser offering, as well as improve its margins with $30 million of cost synergies. In the financial services sector, our investments in Unum Group and Citigroup Inc. also helped drive performance. Financials reacted positively to the results of the U.S. presidential election as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms, and other pro-growth policy initiatives that will benefit the broader U.S. banking sector. Unum Group provides disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum U.S. and Colonial Life, reported increased operating income and better than expected third quarter results, despite some weakness in its U.K. segment. The company is also expected to significantly benefit from rising interest rates and potential U.S. tax reform. The Fed raised the target level of short-term interest rates three times during the reporting period and reiterated its outlook for higher interest rates going forward. Citigroup Inc. also positively contributed to performance as the CCAR

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Portfolio Managers’ Comments (continued)

(Comprehensive Capital Analysis and Review) results were announced in late-June and capital returns across the board beat high expectations. Citigroup will be returning 125% of its earnings to shareholders in the next four quarters, with a major increase in its share repurchases and a 100% dividend increase.

Several holdings detracted from performance, including health care holdings Impax Laboratories and Teva Pharmaceutical Industries Limited. Impax Laboratories was the largest detractor from portfolio performance during the reporting period. The company missed earnings expectations and lowered guidance for the year. We no longer hold our position in Impax Laboratories. Several issues contributed to the decline in Teva Pharmaceutical. The company’s third quarter 2016 earnings report was not well received as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior and it became more than apparent that Teva had significantly overpaid for the business, leaving the company highly levered and even more exposed to an extremely weak generic drug environment. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. We had significantly reduced our position in Teva continually throughout the reporting period at extremely attractive prices and exited our position completely in December 2016 in favor of establishing a new position in Allergan. Finally, energy holding EQT Corporation detracted from performance. Due to its exploration and production operations, EQT’s profit is influenced by commodity price fluctuations. Low realizations affected the company’s revenues and earnings, which declined sharply from previous levels. The company offers an extremely compelling set of assets and an exceptionally strong balance sheet, therefore we continue to hold EQT.

Nuveen NWQ Large-Cap Value Fund

The Nuveen NWQ Large-Cap Value Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2017.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with large market capitalizations that are selected on an opportunistic basis. Generally, we look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s results relative to the Russell 1000® Value Index benchmark benefited from favorable stock selection particularly in the financial services, producer durables and technology sectors. Offsetting these gains was the underperformance of our consumer discretionary, energy and health care sector holdings.

Our investments in the financial services sector were the top contributors for the reporting period. Citigroup Inc., Unum Group and JPMorgan Chase & Co. were the top contributors in the sector. Financials reacted positively to the results of the U.S. presidential election as investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms, and other pro-growth policy initiatives that will benefit the broader U.S. banking sector. Citigroup Inc. also benefitted as the CCAR (Comprehensive Capital Analysis and Review) results were announced in late-June and capital returns across the board beat high expectations. Citigroup will be returning 125% of its earnings to shareholders in the next four quarters, with a major increase in its share repurchases and a 100% dividend increase. Unum Group provides disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum U.S. and Colonial Life, reported increased operating income and better than expected third quarter results, despite some weakness in its U.K. segment. The company is also expected to significantly benefit from rising interest rates and potential U.S. tax reform. The Fed raised the target level of short-term interest rates three times during the reporting period and reiterated its outlook for higher interest rates going forward.

Several holdings detracted from performance, including energy holdings EQT Corporation and Hess Corporation. Due to its exploration and production operations, EQT’s profit is influenced by commodity price fluctuations. Low realizations affected the company’s revenues and earnings, which declined sharply from previous levels. The company offers an extremely compelling set of assets and an exceptionally strong balance sheet, therefore we continue to hold EQT. During the reporting period, Hess Corporation slightly lowered production guidance. Investors seem impatient waiting for upcoming catalysts that include further delineation on its significant offshore find in Guyana (partnered with Exxon) and production start-ups Stampede (Gulf of Mexico, 2017) and North Malay

10	NUVEEN

(Malaysia, 2018). Lastly, health care sector holding Teva Pharmaceutical Industries Limited detracted due to a multitude of negative factors. The company’s third quarter 2016 earnings report was not well received, as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior, and it became more than apparent that Teva had significantly overpaid for the business, leaving the company highly levered and even more exposed to an extremely weak generic drug environment. We believe there will be further margin pressure in the generics space, and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. We had significantly reduced our position in Teva continually throughout the reporting period at extremely attractive prices and exited our position completely in December 2016 in favor of establishing a new position in Allergan.

During the reporting period, the Fund wrote a call option on a stock and covered that position shortly afterwards resulting in a negligible impact to performance.

Nuveen NWQ Small/Mid-Cap Value Fund

The Nuveen NWQ Small/Mid-Cap Value Fund’s Class A Shares at NAV outperformed the Russell 2500® Value Index, but underperformed the comparative Lipper classification average for the twelve-month reporting period ended June 30, 2017.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small-to-medium market capitalizations selected using an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation, or company restructuring.

For the twelve-month reporting period, strong stock selection in technology, financial services and health care sectors contributed positively to the Fund’s performance. Stock selection in the energy, producer durables and utilities sectors detracted from performance. Our cash position was also a drag on performance.

Several investments contributed to the Fund’s performance, including the technology sector holding of Coherent Inc. The company ended a banner 2016 by completing its acquisition of Rofin Sinar, which Coherent expects will further bolster its product portfolio given its fiber laser offering, as well as improve its margins with $30 million of cost synergies. Also positively contributing to performance was health care holding Bio-Rad Laboratories Inc., a global provider of life science research and clinical diagnostic products. The company reported solid earnings during the reporting period. Lastly, the consumer staple sector holding of John B. Sanfilippo & Son, Inc., a processor, packager and distributor of nut- and dried fruit-based products sold under a variety of private brands, reported strong financial performance and announced a $2.50 per share special cash dividend during the reporting period.

Several individual holdings detracted from performance including energy holdings Newfield Exploration Company and PDC Energy Inc. Energy stocks underperformed during the reporting period. The stocks were hurt by the decline in oil prices despite members of the Organization of the Petroleum Exporting Countries (OPEC) agreeing to keep production cuts in place. Lastly, financial services sector holding Ramco-Gershenson Properties Trust detracted from performance. The fully-integrated real estate investment trust (REIT) owns and manages a portfolio of shopping centers primarily located in large metropolitan markets in the central U.S. Like other income-producing assets, REITs sold off with Treasury yields as markets reacted to the U.S. election.

Nuveen NWQ Small-Cap Value Fund

The Nuveen NWQ Small-Cap Value Fund’s Class A Shares at NAV underperformed its Lipper classification average and the Russell 2000® Value Index for the twelve-month reporting period ended June 30, 2017.

The Fund continued to follow its disciplined investment approach, which seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. We look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation, or company restructuring.

Positive stock selection in technology and materials and processing sectors helped performance, while stock selection in energy and health care sectors detracted from performance. Our cash position was also a drag on performance.

NUVEEN	11

Portfolio Managers’ Comments (continued)

Several investments contributed to the Fund’s performance, including technology sector holdings Coherent Inc. and Novanta, Inc. Coherent Inc. ended a banner 2016 by completing its acquisition of Rofin Sinar, which it expects will further bolster its product portfolio given its fiber laser offering, as well as improve its margins with $30 million of cost synergies. Also positively contributing was Novanta, Inc. Novanta is a leading supplier of core technology solutions for the health care and advanced industrial original equipment manufacturers (OEM). During the reporting period, the company beat earnings and revenues estimates. Lastly, consumer discretionary sector holding Hooker Furniture Corporation contributed to performance as a recent acquisition continued to perform well.

Several individual holdings detracted from performance including energy holdings Carrizo Oil & Gas Inc. and PDC Energy Inc. Energy stocks underperformed during the reporting period. The stocks were hurt by the decline in oil prices despite members of the Organization of the Petroleum Exporting Countries (OPEC) agreeing to keep production cuts in place. We sold our holdings in both Carrizo Oil & Gas and PDC Energy Inc. Lastly, financial services sector holding Ramco-Gershenson Properties Trust detracted from performance. The fully-integrated real estate investment trust (REIT) owns and manages a portfolio of shopping centers primarily located in large metropolitan markets in the central U.S. Like other income-producing assets, REITs sold off with Treasury yields as markets reacted to the U.S. election.

12	NUVEEN

Risk Considerations

Nuveen NWQ Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Global Equity Income Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ International Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Multi-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Large-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Small/Mid-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

NUVEEN	13

Risk Considerations (continued)

Nuveen NWQ Small-Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and value stock risks, are described in detail in the Fund’s prospectus.

14	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	15

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	23.50%	5.58%
Class A Shares at maximum Offering Price	16.40%	3.68%
MSCI World Index	18.20%	6.18%
Lipper Global Multi-Cap Value Funds Classification Average	18.58%	5.71%

Class C Shares	22.51%	4.78%
Class I Shares	23.83%	5.85%

Since inception returns are from 4/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	11.35%	11.54%	10.39%
Net Expense Ratios	1.11%	1.86%	0.86%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

16	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Global Equity Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	15.75%	10.59%	9.37%
Class A Shares at maximum Offering Price	9.09%	9.29%	8.54%
MSCI World Index	18.20%	11.38%	9.38%
Lipper Global Equity Income Funds Classification Average	11.91%	8.67%	7.80%

Class C Shares	14.87%	9.77%	8.55%
Class R3 Shares*	15.48%	10.32%	9.10%
Class I Shares	16.03%	10.86%	9.64%

Cumulative
Since Inception
Class T Shares**	1.74%
Class T Shares at maximum Offering Price**	(0.80)%

Since inception returns for Class A Shares, Class C Shares, Class R3 Shares and Class I Shares, and for the comparative index and Lipper classification average are from 9/15/09; since inception returns for Class T Shares are from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and will only be available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3*	Class I	Class T**
Gross Expense Ratios	3.73%	4.69%	4.18%	1.29%	1.79%
Net Expense Ratios	1.11%	1.86%	1.36%	0.86%	1.11%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Effective July 8, 2016, Class R3 Shares became available to the public.

**	Class T Shares are not available for public offering.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen NWQ International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	14.24%	18.01%	7.19%	0.92%
Class A Shares at maximum Offering Price	7.65%	11.24%	5.93%	0.32%
MSCI EAFE Index	14.47%	20.27%	8.69%	1.03%
Lipper International Multi-Cap Value Funds Classification Average	16.72%	22.04%	7.81%	0.11%

Class C Shares	13.47%	17.12%	6.38%	0.16%
Class I Shares	14.51%	18.27%	7.46%	1.17%

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	Since Inception
Class R3 Shares	13.97%	17.71%	6.91%	1.47%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.22%	1.97%	1.47%	0.97%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Multi-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	23.08%	10.44%	1.90%
Class A Shares at maximum Offering Price	15.99%	9.13%	1.30%
Russell 3000® Value Index	16.21%	13.89%	5.59%
Lipper Multi-Cap Value Funds Classification Average	17.87%	13.03%	5.15%

Class C Shares	22.17%	9.60%	1.14%
Class I Shares	23.45%	10.71%	2.16%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	22.78%	10.15%	5.92%

Since inception returns for Class R3 Shares are from 8/04/08. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.26%	2.01%	1.51%	1.01%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through October 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Large-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.64%	10.68%	2.99%
Class A Shares at maximum Offering Price	12.81%	9.38%	2.38%
Russell 1000® Value Index	15.53%	13.94%	5.57%
Lipper Multi-Cap Value Funds Classification Average	17.87%	13.03%	5.15%

Class C Shares	18.62%	9.85%	2.22%
Class I Shares	19.85%	10.96%	3.25%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	19.22%	10.38%	8.10%

Since inception returns for Class R3 Shares are from 9/29/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.14%	1.89%	1.39%	0.89%
Net Expense Ratios	1.00%	1.75%	1.25%	0.75%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% (1.35% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small/Mid-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.62%	11.10%	4.51%
Class A Shares at maximum Offering Price	12.76%	9.79%	3.90%
Russell 2500® Value Index	18.36%	13.69%	6.52%
Lipper Small-Cap Core Funds Classification Average	20.88%	12.85%	6.36%

Class C Shares	18.73%	10.28%	3.73%
Class I Shares	19.96%	11.39%	4.65%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	19.33%	10.81%	11.90%
Class R6 Shares	20.14%	N/A	20.14%

Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.42%	2.17%	1.68%	1.02%	1.17%
Net Expense Ratios	1.31%	2.06%	1.56%	0.91%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.45% after October 31, 2018) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring October 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

N/A	– Not Applicable

26	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017– Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Small-Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	20.12%	14.24%	5.64%
Class A Shares at maximum Offering Price	13.20%	12.89%	5.01%
Russell 2000® Value Index	24.86%	13.39%	5.92%
Lipper Small-Cap Core Funds Classification Average	20.88%	12.85%	6.36%

Class C Shares	19.21%	13.39%	4.86%
Class I Shares	20.43%	14.52%	5.90%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	19.82%	13.96%	14.02%
Class R6 Shares	20.64%	N/A	12.46%

Since inception returns for Class R3 Shares and Class R6 Shares are from 9/29/09 and 2/15/13, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.28%	2.03%	1.54%	0.88%	1.03%

N/A	– Not Applicable

28	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	29

Holding

Summaries as of June 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen NWQ Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Cheniere Energy Inc.	2.8%
Takeda Chemical Industries	2.8%
Coherent Inc.	2.8%
Aurelius AG	2.7%
Durr AG	2.7%

Portfolio Composition

(% of net assets)

Banks	16.2%
Pharmaceuticals	8.8%
Chemicals	8.0%
Semiconductors & Semiconductor Equipment	7.9%
Oil, Gas & Consumable Fuels	6.8%
Capital Markets	4.9%
Household Durables	4.4%
Industrial Conglomerates	3.8%
Food Products	3.4%
Diversified Telecommunication Services	3.1%
Electronic Equipment, Instruments & Components	2.8%
Machinery	2.7%
Life Sciences Tools & Services	2.6%
Food & Staples Retailing	2.6%
Insurance	2.5%
Other	19.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	42.2%
Japan	11.3%
Germany	9.7%
United Kingdom	9.0%
Spain	4.3%
Ireland	4.1%
Switzerland	3.7%
Netherlands	3.2%
Belgium	2.5%
South Korea	2.2%
Other	7.7%
Other Assets less liabilities	0.1%
Net Assets	100%

1	Includes 4.2% (as a percentage of net assets) in emerging market countries.

30	NUVEEN

Nuveen NWQ Global Equity Income Fund

Fund Allocation

(% of net assets)

Common Stocks	94.3%
Convertible Preferred Securities	3.2%
$25 Par (or similar) Retail Preferred	0.4%
$1,000 Par (or similar) Institutional Preferred	1.6%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Oracle Corporation	4.2%
GlaxoSmithKline PLC	3.6%
Dow Chemical Company	3.5%
Veolia Enviornment S.A.	3.2%
Citigroup Inc.	3.1%

Portfolio Composition

(% of net assets)

Banks	16.7%
Insurance	10.5%
Pharmaceuticals	9.1%
Software	6.1%
Capital Markets	5.8%
Oil, Gas & Consumable Fuels	4.8%
Chemicals	4.0%
Diversified Telecommunication Services	4.0%
Industrial Conglomerates	3.4%
Multi-Utilities	3.2%
Semiconductors & Semiconductor Equipment	3.0%
Tobacco	2.8%
Food Products	2.8%
Air Freight & Logistics	2.8%
Electric Utilities	2.7%
Other	17.8%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Country Allocation1

(% of net assets)

United States	42.4%
Germany	11.2%
United Kingdom	8.6%
Japan	6.0%
Netherlands	5.2%
Ireland	4.6%
France	4.4%
Switzerland	3.4%
Bermuda	3.0%
Spain	2.3%
Other	8.4%
Other Assets Less Liabilities	0.5%
Net Assets	100%

1	Includes 3.0% (as a percentage of net assets) in emerging market countries.

NUVEEN	31

Holding Summaries as of June 30, 2017 (continued)

Nuveen NWQ International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	95.1%
Repurchase Agreements	5.0%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Nippon Telegraph and Telephone Corporation	2.7%
ING Groep N.V.	2.7%
SK Telecom Company Limited, Sponsored ADR	2.6%
UBS Group AG	2.6%
Royal Bank of Scotland Group PLC	2.5%

Portfolio Composition

(% of net assets)

Banks	12.7%
Insurance	8.2%
Pharmaceuticals	6.7%
Food & Staples Retailing	5.9%
Diversified Telecommunication Services	4.5%
Oil, Gas & Consumable Fuels	4.2%
Commercial Services & Supplies	3.9%
Capital Markets	3.7%
Automobiles	3.6%
Professional Services	3.2%
Tobacco	3.1%
Energy Equipment & Services	3.0%
Industrial Conglomerates	2.9%
Aerospace & Defense	2.9%
Real Estate Management & Development	2.7%
Wireless Telecommunication Services	2.6%
Technology Hardware, Storage & Peripherals	2.5%
Other	18.8%
Repurchase Agreements	5.0%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	22.5%
Netherlands	11.8%
United States	9.3%
France	7.7%
United Kingdom	6.0%
Germany	6.0%
Switzerland	5.5%
South Korea	4.9%
Denmark	4.1%
Belgium	3.7%
Other	18.6%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

1	Includes 7.2% (as a percentage of net assets) in emerging market countries.

32	NUVEEN

Nuveen NWQ Multi-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.1%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	16.4%
Oil, Gas & Consumable Fuels	16.1%
Insurance	7.8%
Communications Equipment	5.8%
Consumer Finance	4.6%
Equity Real Estate Investment Trusts	4.3%
Semiconductors & Semiconductor Equipment	4.3%
Pharmaceuticals	3.9%
Software	3.9%
Electronic Equipment, Instruments & Components	3.8%
Machinery	3.6%
Airlines	3.4%
Media	2.6%
Other	18.6%
Repurchase Agreements	0.9%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.3%
CIT Group Inc.	4.0%
Oracle Corporation	3.9%
EQT Corporation	3.3%
JPMorgan Chase & Co.	3.0%

NUVEEN	33

Holding Summaries as of June 30, 2017 (continued)

Nuveen NWQ Large-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Repurchase Agreements	3.0%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	18.1%
Oil, Gas & Consumable Fuels	13.8%
Insurance	9.0%
Consumer Finance	5.5%
Software	5.5%
Pharmaceuticals	4.1%
Media	3.8%
Airlines	3.5%
Industrial Conglomerates	3.2%
Beverages	2.6%
Automobiles	2.5%
Chemicals	2.4%
Multiline Retail	2.4%
Capital Markets	2.3%
Independent Power & Renewable Electricity Producers	2.2%
Other	18.9%
Repurchase Agreements	3.0%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Citigroup Inc.	4.9%
Oracle Corporation	4.4%
CIT Group Inc.	4.1%
EQT Corporation	3.5%
JPMorgan Chase & Co.	3.3%

34	NUVEEN

Nuveen NWQ Small/Mid-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	98.5%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	18.3%
Semiconductors & Semiconductor Equipment	9.7%
Oil, Gas & Consumable Fuels	9.4%
Household Durables	7.1%
Communications Equipment	6.5%
Food Products	5.6%
Insurance	5.2%
Machinery	3.9%
Paper & Forest Products	3.8%
Equity Real Estate Investment Trusts	3.4%
Life Sciences Tools & Services	3.1%
Specialty Retail	3.1%
Other	19.4%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Mitel Networks Corporation	4.2%
Treehouse Foods Inc.	3.6%
The Bank of NT Butterfield and Son Limited	3.4%
Tri Pointe Group, Incorporated	3.2%
Bio-Rad Labratories Inc.	3.1%

NUVEEN	35

Holding Summaries as of June 30, 2017 (continued)

Nuveen NWQ Small-Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	84.7%
Exchange-Traded Funds	9.2%
Repurchase Agreements	5.8%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	20.1%
Semiconductors & Semiconductor Equipment	9.3%
Food Products	8.5%
Household Durables	8.1%
Paper & Forest Products	5.7%
Electronic Equipment, Instruments & Components	5.1%
Communications Equipment	4.1%
Machinery	2.9%
Aerospace & Defense	2.4%
Other	18.5%
Exchange-Traded Funds	9.2%
Repurchase Agreements	5.8%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Mitel Networks Corporation	4.1%
Western Alliance Bancorporation	3.8%
Treehouse Foods Inc.	3.5%
The Bank of NT Butterfield and Son Limited	3.3%
Tri Pointe Group, Incorporated	3.2%

36	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares of Nuveen NWQ Global Equity Income Fund reflect only the first 31 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2017.

The beginning of the period is January 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Global All-Cap Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,135.10	$1,130.80	$1,136.70
Expenses Incurred During Period	$5.88	$9.83	$4.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.29	$1,015.57	$1,020.53
Expenses Incurred During Period	$5.56	$9.30	$4.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86% and 0.86% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	37

Expense Examples (continued)

Nuveen NWQ Global Equity Income Fund

	Share Class
	Class A	Class C	Class R3	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,102.80	$1,098.90	$1,102.00	$1,104.20	$1,017.40
Expenses Incurred During Period	$5.74	$9.68	$7.09	$4.49	$0.92
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.34	$1,015.57	$1,018.05	$1,020.53	$1,003.20
Expenses Incurred During Period	$5.51	$9.30	$6.80	$4.31	$0.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.10%, 1.86%, 1.36% and 0.86% for Classes A, C, R3 and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class T expenses are equal to the Fund’s annualized net expense ratio of 1.11% multiplied by the average account value over the period, multiplied by 31/365 (to reflect 31 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

Nuveen NWQ International Value Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,115.00	$1,110.60	$1,113.70	$1,116.40
Expenses Incurred During the Period	$6.03	$9.94	$7.34	$4.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During the Period	$5.76	$9.49	$7.00	$4.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Multi-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,091.80	$1,088.00	$1,090.80	$1,093.60
Expenses Incurred During Period	$5.96	$9.84	$7.26	$4.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.09	$1,015.37	$1,017.85	$1,020.33
Expenses Incurred During Period	$5.76	$9.49	$7.00	$4.51

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	NUVEEN

Nuveen NWQ Large-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,062.00	$1,057.60	$1,059.80	$1,063.20
Expenses Incurred During Period	$5.93	$9.74	$7.20	$4.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.32	$1,017.80	$1,020.28
Expenses Incurred During Period	$5.81	$9.54	$7.05	$4.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 1.41% and 0.91% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Small/Mid-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.70	$1,010.20	$1,012.50	$1,016.00	$1,015.40
Expenses Incurred During Period	$6.54	$10.27	$7.78	$4.50	$5.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.30	$1,014.58	$1,017.06	$1,020.33	$1,019.54
Expenses Incurred During Period	$6.56	$10.29	$7.80	$4.51	$5.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.31%, 2.06%, 1.56%, 0.90% and 1.06% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen NWQ Small-Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.10	$1,002.50	$1,005.00	$1,008.20	$1,007.40
Expenses Incurred During Period	$6.37	$10.08	$7.61	$4.28	$5.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.73	$1,017.21	$1,020.53	$1,019.69
Expenses Incurred During Period	$6.41	$10.14	$7.65	$4.31	$5.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 1.53%, 0.86% and 1.03% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	39

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Investment Trust and Nuveen Investment Trust II and Shareholders of

Nuveen NWQ Global All-Cap Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ International Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund and

Nuveen NWQ Small-Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Global All-Cap Fund, Nuveen NWQ Global Equity Income Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, and Nuveen NWQ Small-Cap Value Fund (separate portfolios of Nuveen Investment Trust), as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and of Nuveen NWQ International Value Fund (a portfolio of Nuveen Investment Trust II) as of June 30, 2017, the results of its operations for the period from August 1, 2016 to June 30, 2017 and the year ended July 31, 2016, the changes in its net assets for the period from August 1, 2016 to June 30, 2017 and each of the two years in the period ended July 31, 2016, and the financial highlights for each of the periods presented (hereafter referred to as the “Funds”) in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 25, 2017

40	NUVEEN

Nuveen NWQ Global All-Cap Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Auto Components – 2.3%

9,085	GKN PLC, (2)	$38,589

	Banks – 16.2%

6,300	Allied Irish Banks	35,618

121,235	Bank of Ireland, (2), (3)	31,871

880	CIT Group Inc.	42,856

560	Citigroup Inc.	37,453

1,655	ING Groep N.V., (2)	28,570

985	The Bank of NT Butterfield and Son Limited	33,589

25,400	Unicaja Banco, (3)	33,942

480	Western Alliance Bancorporation, (3)	23,616
	Total Banks	267,515

	Capital Markets – 4.9%

840	Aurelius AG, (2)	45,143

2,115	UBS Group AG	35,913
	Total Capital Markets	81,056

	Chemicals – 8.0%

595	Dow Chemical Company	37,527

143	LG Chem Limited, (2)	36,390

977	Nissan Chemical Industries Limited, (2)	32,375

316	Nitto Denko Corporation, (2)	26,096
	Total Chemicals	132,388

	Containers & Packaging – 1.6%

4,130	DS Smith PLC, (2)	25,490

	Diversified Telecommunication Services – 3.1%

705	Nippon Telegraph and Telephone Corporation, ADR, (2)	33,279

1,270	Telefonica Brasil SA	17,212
	Total Diversified Telecommunication Services	50,491

	Electronic Equipment, Instruments & Components – 2.8%

204	Coherent Inc., (3)	45,898

	Equity Real Estate Investment Trusts – 1.8%

2,085	Colony Northstar, Inc.	29,378

	Food & Staples Retailing – 2.6%

192	CVS Health Corporation	15,448

12,455	Tesco PLC, (2)	27,421
	Total Food & Staples Retailing	42,869

NUVEEN	41

Nuveen NWQ Global All-Cap Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	Food Products – 3.4%

3,495	Orkla ASA, (2)	$35,523

250	Treehouse Foods Inc., (3)	20,423
	Total Food Products	55,946

	Household Durables – 4.4%

1,365	Sekisui House, Ltd., (2)	24,124

1,005	Taylor Morrison, (3)	24,130

1,905	Tri Pointe Group, Incorporated, (3)	25,127
	Total Household Durables	73,381

	Industrial Conglomerates – 3.8%

675	Koninklijke Philips Electronics NV, (2)	24,029

279	Siemens AG, Sponsored ADR, (2)	38,378
	Total Industrial Conglomerates	62,407

	Insurance – 2.5%

1,041	Ageas, (2)	41,922

	IT Services – 2.5%

685	Luxoft Holding Inc., (3)	41,682

	Life Sciences Tools & Services – 2.6%

162	Bio-Rad Laboratories Inc., (3)	36,662

200	Patheon N.V., (3)	6,976
	Total Life Sciences Tools & Services	43,638

	Machinery – 2.7%

376	Durr AG, (2)	44,749

	Media – 2.4%

215	Time Warner Inc.	21,588

530	Viacom Inc., Class B	17,792
	Total Media	39,380

	Multi-Utilities – 1.8%

1,430	Veolia Environment S.A., ADR, (2)	30,254

	Oil, Gas & Consumable Fuels – 6.8%

960	Cheniere Energy Inc.	46,759

740	EQT Corporation	43,357

810	Newfield Exploration Company, (3)	23,053
	Total Oil, Gas & Consumable Fuels	113,169

	Pharmaceuticals – 8.8%

1,210	Almirall SA	19,707

1,415	GlaxoSmithKline PLC, (2)	30,121

590	Otsuka Holdings Company KK, (2)	25,190

42	NUVEEN

Shares	Description (1)	Value

	Pharmaceuticals (continued)

99	Roche Holdings AG, Sponsored ADR, (2)	$25,296

905	Takeda Chemical Industries, (2)	45,946
	Total Pharmaceuticals	146,260

	Semiconductors & Semiconductor Equipment – 7.9%

1,860	Cypress Semiconductor Corporation	25,389

1,485	Infineon Technologies AG, (2)	31,542

665	Mellanox Technologies, Limited, (3)	28,795

365	Microsemi Corporation, (3)	17,082

950	Teradyne Inc.	28,529
	Total Semiconductors & Semiconductor Equipment	131,337

	Software – 2.2%

720	Oracle Corporation	36,101

	Specialty Retail – 1.4%

200	Advance Auto Parts, Inc.	23,318

	Technology Hardware, Storage & Peripherals – 1.7%

600	Electronics For Imaging, (3)	28,428

	Tobacco – 1.7%

606	Imperial Brands PLC, (2)	27,232
	Total Long-Term Investments (cost $1,400,237)	1,652,878
	Other Assets Less Liabilities – 0.1%	2,148
	Net Assets – 100%	$1,655,026

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	43

Nuveen NWQ Global Equity Income Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 94.3%

	Air Freight & Logistics – 2.7%

240,000	Deutsche Post AG, (2)	$9,009,179

	Automobiles – 1.4%

64,600	Daimler AG, (2)	4,685,350

	Banks – 16.7%

1,800,000	Allied Irish Banks	10,176,553

18,800,000	Bank of Ireland, (2), (3)	4,942,220

160,000	CIT Group Inc.	7,792,000

154,000	Citigroup Inc.	10,299,520

425,000	ING Groep N.V., (2)	7,336,672

64,000	JPMorgan Chase & Co.	5,849,600

145,000	The Bank of NT Butterfield and Son Limited	4,944,500

2,501,000	Unicaja Banco, (3)	3,342,124
	Total Banks	54,683,189

	Building Products – 1.5%

110,000	Johnson Controls International PLC	4,769,600

	Capital Markets – 5.8%

250,000	Ares Capital Corporation	4,095,000

76,500	Aurelius AG, (2)	4,111,252

46,500	Deutsche Borse AG, (2)	4,911,799

355,000	UBS Group AG, (2)	6,037,088
	Total Capital Markets	19,155,139

	Chemicals – 4.0%

525,000	CVR Partners LP	1,832,250

180,000	Dow Chemical Company	11,352,600
	Total Chemicals	13,184,850

	Communications Equipment – 1.1%

119,000	Cisco Systems, Inc.	3,724,700

	Diversified Financial Services – 1.5%

470,000	Challenger Limited, (2)	4,820,076

	Diversified Telecommunication Services – 4.0%

186,000	Nippon Telegraph and Telephone Corporation, ADR, (2)	8,779,957

320,000	Telefonica Brasil SA	4,336,986
	Total Diversified Telecommunication Services	13,116,943

44	NUVEEN

Shares	Description (1)	Value

	Electrical Equipment – 1.2%

48,600	Eaton PLC	$3,782,538

	Equity Real Estate Investment Trusts – 2.6%

395,000	Colony Northstar, Inc.	5,565,550

40,000	Life Storage, Inc.	2,964,000
	Total Equity Real Estate Investment Trusts	8,529,550

	Food & Staples Retailing – 1.4%

57,000	CVS Health Corporation	4,586,220

	Food Products – 2.0%

645,000	Orkla ASA, (2)	6,555,787

	Household Durables – 1.8%

335,000	Sekisui House, Ltd., (2)	5,920,654

	Industrial Conglomerates – 3.4%

105,000	General Electric Company	2,836,050

133,400	Koninklijke Philips Electronics NV, (2)	4,748,863

26,300	Siemens AG, Sponsored ADR, (2)	3,617,668
	Total Industrial Conglomerates	11,202,581

	Insurance – 10.2%

155,000	Ageas, (2)	6,242,028

29,000	Allianz AG ORD Shares, (2)	5,722,917

82,000	CNA Financial Corporation	3,997,500

140,000	NN Group NV, (2)	4,967,623

36,000	RenaissanceRe Holdings, Limited	5,005,800

158,200	Unum Group	7,376,866
	Total Insurance	33,312,734

	Media – 1.7%

230,000	National CineMedia, Inc.	1,706,600

118,000	Viacom Inc., Class B	3,961,260
	Total Media	5,667,860

	Multi-Utilities – 3.2%

495,000	Veolia Environment S.A., ADR, (2)	10,472,498

	Oil, Gas & Consumable Fuels – 4.8%

38,700	Chevron Corporation	4,037,571

290,000	Enterprise Products Partnership LP	7,853,200

78,000	Total SA, (2)	3,872,464
	Total Oil, Gas & Consumable Fuels	15,763,235

	Pharmaceuticals – 7.9%

117,000	AstraZeneca PLC, Sponsored ADR	3,988,530

550,000	GlaxoSmithKline PLC, (2)	11,707,987

NUVEEN	45

Nuveen NWQ Global Equity Income Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1)			Value

	Pharmaceuticals (continued)

20,000	Roche Holdings AG, Sponsored ADR, (2)			$5,110,297

100,000	Takeda Chemical Industries, (2)			5,076,896
	Total Pharmaceuticals			25,883,710

	Real Estate Management & Development – 1.0%

1,900,000	Sino Land Company Limited, (2)			3,112,927

	Road & Rail – 1.5%

44,000	Union Pacific Corporation			4,792,040

	Semiconductors & Semiconductor Equipment – 3.0%

387,500	Cypress Semiconductor Corporation			5,289,375

220,000	Infineon Technologies AG, (2)			4,672,923
	Total Semiconductors & Semiconductor Equipment			9,962,298

	Software – 6.1%

92,000	Microsoft Corporation			6,341,560

275,000	Oracle Corporation			13,788,500
	Total Software			20,130,060

	Specialty Retail – 1.0%

831,600	Kingfisher plc, (2)			3,257,304

	Textiles, Apparel & Luxury Goods – 0.0%

34,456,000	China Hongxing Sports Limited, (4)			25

	Tobacco – 2.8%

206,000	Imperial Brands PLC, (2)			9,257,047
	Total Common Stocks (cost $279,596,901)			309,338,094

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 3.2%

	Electric Utilities – 2.0%

120,000	Great Plains Energy Inc.	7.000%	N/R	$6,364,800

	Pharmaceuticals – 1.2%

6,640	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	3,916,936
	Total Convertible Preferred Securities (cost $11,022,752)			10,281,736

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.4%

	Insurance – 0.3%

39,000	National General Holding Company	7.625%	N/R	$999,570

	Wireless Telecommunication Services – 0.1%

15,500	United States Cellular Corporation	7.250%	Ba1	409,200
	Total $25 Par (or similar) Retail Preferred (cost $1,369,359)			1,408,770

46	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.6%

	Electric Utilities – 0.8%

$2,200	Emera, Inc.	6.750%	6/15/76	BBB–	$2,486,000

	Food Products – 0.8%

554	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	608,015

1,884	Land O’ Lakes Incorporated, 144A	7.250%	N/A (6)	BB	2,013,525

2,438	Total Food Products				2,621,540

$4,638	Total $1,000 Par (or similar) Institutional Preferred (cost $4,812,875)				5,107,540
	Total Long-Term Investments (cost $296,801,887)				326,136,140
	Other Assets Less Liabilities – 0.5%				1,782,229
	Net Assets – 100%				$327,918,369

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(6)	Perpetual security. Maturity date is not applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	47

Nuveen NWQ International Value Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.1%

	COMMON STOCKS – 95.1%

	Aerospace & Defense – 2.9%

881,100	Embraer Aircraft Corporation	$4,023,980

41,279	Thales SA, (2)	4,442,621
	Total Aerospace & Defense	8,466,601

	Automobiles – 3.6%

37,986	Hyundai Motor Company, (2)	3,752,064

65,008	Toyota Motor Corporation, Sponsored ADR	6,827,140
	Total Automobiles	10,579,204

	Banks – 12.7%

1,107,800	Allied Irish Banks	6,263,103

17,446,154	Bank of Ireland, (2), (3)	4,586,315

462,050	ING Groep N.V., (2)	7,976,257

473,600	Oversea-Chinese Banking Corporation Limited, (2)	3,709,870

2,301,055	Royal Bank of Scotland Group PLC, (2), (3)	7,424,791

162,400	Sumitomo Mitsui Trust Holdings, (2)	5,833,289

1,450,500	Unicaja Banco, (3)	1,938,325
	Total Banks	37,731,950

	Beverages – 1.0%

149,915	Refresco Group N.V., (2)	3,058,081

	Capital Markets – 3.7%

62,400	Aurelius AG, (2)	3,353,492

452,931	UBS Group AG	7,690,768
	Total Capital Markets	11,044,260

	Chemicals – 2.2%

89,559	Koninklijke DSM NV, (2)	6,513,849

	Commercial Services & Supplies – 3.9%

392,000	Dai Nippon Printing Co., Ltd., (2)	4,366,860

183,393	ISS AS, (2)	7,203,887
	Total Commercial Services & Supplies	11,570,747

	Communications Equipment – 1.5%

607,410	Ericsson LM Telefonaktiebolaget, Sponsored ADR	4,355,130

	Diversified Financial Services – 1.5%

45,603	Groupe Bruxelles Lambert SA, (2)	4,389,431

48	NUVEEN

Shares	Description (1)	Value

	Diversified Telecommunication Services – 4.5%

171,296	Nippon Telegraph and Telephone Corporation, ADR	$8,071,468

316,828	Telenor ASA, (2)	5,256,252
	Total Diversified Telecommunication Services	13,327,720

	Electrical Equipment – 1.9%

114,800	Mabuchi Motor Company Limited, (2)	5,738,028

	Electronic Equipment, Instruments & Components – 1.5%

265,974	Flextronics International Limited, (3)	4,338,036

	Energy Equipment & Services – 3.0%

669,787	Aker Solutions ASA, (2), (3)	3,030,509

378,540	Tenaris SA, (2)	5,910,421
	Total Energy Equipment & Services	8,940,930

	Food & Staples Retailing – 5.9%

292,569	Carrefour SA, (2)	7,396,706

98,800	Seven & I Holdings Co. Ltd, (2)	4,076,926

2,753,446	Tesco PLC, (2), (3)	6,062,068
	Total Food & Staples Retailing	17,535,700

	Household Durables – 2.5%

232,200	Panasonic Corporation, (2)	3,163,785

244,200	Sekisui House, Ltd., (2)	4,315,892
	Total Household Durables	7,479,677

	Industrial Conglomerates – 2.9%

1,966,700	Alfa S.A.	2,790,414

41,784	Siemens AG, (2)	5,747,554
	Total Industrial Conglomerates	8,537,968

	Insurance – 8.2%

166,033	Ageas, (2)	6,686,340

22,209	Allianz AG ORD Shares, (2)	4,382,768

90,007	Axis Capital Holdings Limited	5,819,853

218,800	MS&AD Insurance Group Holdings, Inc., (2)	7,379,833
	Total Insurance	24,268,794

	IT Services – 0.9%

45,903	Luxoft Holding Inc., (3)	2,793,198

	Media – 1.5%

58,664	Publicis Groupe, (2)	4,372,404

	Oil, Gas & Consumable Fuels – 4.2%

251,504	Cameco Corporation	2,288,686

134,205	Canadian Natural Resources Limited	3,870,472

117,892	Royal Dutch Shell PLC, Class B Shares, Sponsored ADR	6,416,862
	Total Oil, Gas & Consumable Fuels	12,576,020

NUVEEN	49

Nuveen NWQ International Value Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	Pharmaceuticals – 6.7%

206,316	GlaxoSmithKline PLC, (2)	$4,391,900

15,990	Roche Holdings AG, (2)	4,085,682

68,368	Sanofi, (2)	6,551,015

142,106	Teva Pharmaceutical Industries Limited, Sponsored ADR	4,720,761
	Total Pharmaceuticals	19,749,358

	Professional Services – 3.2%

58,300	Adecco Group, (2)	4,441,418

117,941	Wolters Kluwer NV, (2)	4,988,070
	Total Professional Services	9,429,488

	Real Estate Management & Development – 2.7%

663,100	City Developments Limited, (2)	5,165,290

490,996	Henderson Land Development Company Limited, (2)	2,737,751
	Total Real Estate Management & Development	7,903,041

	Semiconductors & Semiconductor Equipment – 1.3%

48,300	Rohm Company Limited, (2)	3,723,996

	Software – 1.5%

41,450	SAP SE, (2)	4,338,627

	Technology Hardware, Storage & Peripherals – 2.5%

121,800	Fujifilm Holdings Corporation, (2)	4,391,798

1,924	Samsung Electronics Company Limited, (2)	3,137,078
	Total Technology Hardware, Storage & Peripherals	7,528,876

	Textiles, Apparel & Luxury Goods – 1.5%

330,000	Wacoal Holdings Corporation, (2)	4,468,712

	Tobacco – 3.1%

120,900	Japan Tobacco Inc., (2)	4,249,402

310,625	Scandinavian Tobacco Group A/S	5,057,524
	Total Tobacco	9,306,926

	Wireless Telecommunication Services – 2.6%

302,923	SK Telecom Company Limited, Sponsored ADR	7,776,033
	Total Long-Term Investments (cost $231,023,231)	281,842,785

50	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.0%

	REPURCHASE AGREEMENTS – 5.0%

$14,724	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $14,724,517, collateralized by: $14,460,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $14,351,550; $460,000 U.S. Treasury Inflation Indexed Obligations, 0.375%, due 7/15/25, value $472,702; $200,000 U.S. Treasury Notes, 2.000%, due 11/15/26, value $196,094	0.120%	7/03/17	$14,724,370
	Total Short-Term Investments (cost $14,724,370)			14,724,370
	Total Investments (cost $245,747,601) – 100.1%			296,567,155
	Other Assets Less Liabilities – (0.1)%			(181,346)
	Net Assets – 100%			$296,385,809

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	51

Nuveen NWQ Multi-Cap Value Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.1%

	COMMON STOCKS – 99.1%

	Airlines – 3.4%

21,300	Delta Air Lines, Inc.	$1,144,662

33,300	Southwest Airlines Co.	2,069,262
	Total Airlines	3,213,924

	Automobiles – 2.3%

63,300	General Motors Company	2,211,069

	Banks – 16.4%

54,000	Bank of America Corporation	1,310,040

128,000	Bank of Ireland, ADR, (2), (3)	1,678,886

78,000	CIT Group Inc.	3,798,600

61,500	Citigroup Inc.	4,113,120

31,100	JPMorgan Chase & Co.	2,842,540

56,500	The Bank of NT Butterfield and Son Limited	1,926,650
	Total Banks	15,669,836

	Capital Markets – 1.7%

85,730	B. Riley Financial, Inc.	1,590,292

	Communication Equipment – 5.8%

60,000	Arris International PLC, (3)	1,681,200

294,900	Mitel Networks Corporation, (3)	2,167,515

25,020	ViaSat, Inc., (3)	1,656,324
	Total Communication Equipment	5,505,039

	Consumer Finance – 4.6%

45,400	Discover Financial Services	2,823,426

52,000	Synchrony Financial	1,550,640
	Total Consumer Finance	4,374,066

	Electronic Equipment, Instruments & Components – 3.8%

11,980	Coherent Inc., (3)	2,695,380

51,400	VeriFone Holdings Inc., (3)	930,340
	Total Electronic Equipment & Instruments	3,625,720

	Equity Real Estate Investment Trusts – 4.3%

180,200	Colony Northstar, Inc.	2,539,018

128,500	MedEquities Realty Trust, Inc.	1,621,670
	Total Equity Real Estate Investment Trusts	4,160,688

	Health Care Providers & Services – 1.1%

6,420	CIGNA Corporation	1,074,644

52	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.2%

55,400	Bloomin Brands	$1,176,142

	Independent Power & Renewable Electricity Producers – 2.1%

150,000	Calpine Corporation, (3)	2,029,500

	Industrial Conglomerates – 2.2%

58,400	Philips Electronics	2,091,888

	Insurance – 7.8%

14,540	AON PLC	1,933,093

40,900	Loews Corporation	1,914,529

8,700	RenaissanceRe Holdings, Limited	1,209,735

51,513	Unum Group	2,402,051
	Total Insurance	7,459,408

	Life Sciences Tools & Services – 2.6%

10,800	Bio-Rad Laboratories Inc., (3)	2,444,148

	Machinery – 3.6%

18,410	Ingersoll Rand Company Limited, Class A	1,682,490

46,500	Terex Corporation	1,743,750
	Total Machinery	3,426,240

	Media – 2.6%

38,300	Interpublic Group of Companies, Inc.	942,180

45,000	Viacom Inc., Class B	1,510,650
	Total Media	2,452,830

	Mortgage Real Estate Investment Trusts – 1.0%

53,200	PennyMac Mortgage Investment Trust	973,028

	Multiline Retail – 1.2%

22,400	Target Corporation	1,171,296

	Oil, Gas & Consumable Fuels – 16.1%

99,500	Carrizo Oil & Gas, Inc., (3)	1,733,290

56,400	Cheniere Energy Inc., (3)	2,747,244

53,705	EQT Corporation	3,146,576

58,800	Hess Corporation	2,579,556

49,100	Newfield Exploration Company, (3)	1,397,386

22,500	Occidental Petroleum Corporation	1,347,075

15,000	Phillips 66	1,240,350

42,500	Suncor Energy, Inc.	1,241,000
	Total Oil, Gas & Consumable Fuels	15,432,477

	Pharmaceuticals – 3.9%

4,850	Allergan PLC	1,178,987

37,800	GlaxoSmithKline PLC, Sponsored ADR	1,629,936

NUVEEN	53

Nuveen NWQ Multi-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1)			Value

	Pharmaceuticals (continued)

28,300	Pfizer Inc.			$950,597
	Total Pharmaceuticals			3,759,520

	Semiconductors & Semiconductor Equipment – 4.3%

45,000	Teradyne Inc.			1,351,350

88,500	Cypress Semiconductor Corporation			1,208,025

35,000	Mellanox Technologies, Limited, (3)			1,515,500
	Total Semiconductor & Semiconductor Equipment			4,074,875

	Software – 3.9%

74,900	Oracle Corporation			3,755,486

	Specialty Retail – 1.3%

11,060	Advance Auto Parts, Inc.			1,289,485

	Technology Hardware, Storage & Peripherals – 1.9%

38,400	Electronics For Imaging, (3)			1,819,392
	Total Long-Term Investments (cost $79,583,599)			94,780,993

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.9%

	REPURCHASE AGREEMENTS – 0.9%

$853	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $852,935, collateralized by $880,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $873,400	0.120%	7/03/17	$852,926
	Total Short-Term Investments (cost $852,926)			852,926
	Total Investments (cost $80,436,525) – 100.0%			95,633,919
	Other Assets Less Liabilities – (0.0)%			(15,271)
	Net Assets – 100%			$95,618,648

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

54	NUVEEN

Nuveen NWQ Large-Cap Value Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 2.0%

10,830	Raytheon Company	$1,748,828

	Airlines – 3.5%

19,885	Delta Air Lines, Inc.	1,068,620

32,020	Southwest Airlines Co.	1,989,723
	Total Airlines	3,058,343

	Automobiles – 2.5%

61,000	General Motors Company	2,130,730

	Banks – 18.1%

116,900	Bank of Ireland, ADR, (2), (3)	1,533,295

72,000	CIT Group Inc.	3,506,400

63,785	Citigroup Inc.	4,265,942

74,000	ING Groep N.V., Sponsored ADR	1,286,860

30,835	JPMorgan Chase & Co.	2,818,319

7,680	PNC Financial Services Group, Inc.	959,002

23,000	Wells Fargo & Company	1,274,430
	Total Banks	15,644,248

	Beverages – 2.6%

49,460	Coca-Cola Company	2,218,281

	Capital Markets – 2.3%

22,700	State Street Corporation	2,036,871

	Chemicals – 2.4%

32,800	Dow Chemical Company	2,068,696

	Communication Equipment – 0.9%

12,450	ViaSat, Inc., (3)	824,190

	Consumer Finance – 5.5%

38,500	Discover Financial Services	2,394,315

79,500	Synchrony Financial	2,370,690
	Total Consumer Finance	4,765,005

	Equity Real Estate Investment Trusts – 1.9%

120,400	Colony Northstar, Inc.	1,696,436

	Food & Staples Retailing – 1.5%

16,100	CVS Health Corporation	1,295,406

NUVEEN	55

Nuveen NWQ Large-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	Health Care Providers & Services – 1.7%

8,000	Anthem Inc.	$1,505,040

	Independent Power & Renewable Electricity Producers – 2.2%

141,400	Calpine Corporation, (3)	1,913,142

	Industrial Conglomerates – 3.2%

22,830	General Electric Company	616,638

60,000	Philips Electronics	2,149,200
	Total Industrial Conglomerates	2,765,838

	Insurance – 9.0%

17,965	AON PLC	2,388,447

35,180	MetLife, Inc.	1,932,789

8,000	RenaissanceRe Holdings, Limited	1,112,400

50,860	Unum Group	2,371,602
	Total Insurance	7,805,238

	Internet Software & Services – 1.8%

1,690	Alphabet Inc., Class A, (3)	1,571,159

	IT Services – 1.4%

22,500	PayPal Holdings, Inc., (3)	1,207,575

	Life Sciences Tools & Services – 0.9%

3,300	Bio-Rad Laboratories Inc., (3)	746,823

	Machinery – 2.1%

19,870	Ingersoll Rand Company Limited, Class A	1,815,919

	Media – 3.8%

42,240	Interpublic Group of Companies, Inc.	1,039,104

9,000	Time Warner Inc.	903,690

39,300	Viacom Inc., Class B	1,319,301
	Total Media	3,262,095

	Multiline Retail – 2.4%

27,600	Kohl’s Corporation	1,068,517

19,000	Target Corporation	993,510
	Total Multiline Retail	2,062,027

	Oil, Gas & Consumable Fuels – 13.8%

91,300	Carrizo Oil & Gas, Inc., (3)	1,590,446

55,840	Cheniere Energy Inc., (3)	2,719,966

51,050	EQT Corporation	2,991,020

55,600	Hess Corporation	2,439,172

13,500	Phillips 66	1,116,315

37,000	Suncor Energy, Inc.	1,080,400
	Total Oil, Gas & Consumable Fuels	11,937,319

56	NUVEEN

Shares	Description (1)			Value

	Pharmaceuticals – 4.1%

4,600	Allergan PLC			$1,118,214

33,900	GlaxoSmithKline PLC, Sponsored ADR			1,461,768

28,900	Pfizer Inc.			970,751
	Total Pharmaceuticals			3,550,733

	Road & Rail – 1.8%

14,000	Union Pacific Corporation			1,524,740

	Semiconductors & Semiconductor Equipment – 1.5%

42,935	Teradyne Inc.			1,289,338

	Software – 5.5%

13,500	Microsoft Corporation			930,555

75,855	Oracle Corporation			3,803,370
	Total Software			4,733,925

	Specialty Retail – 1.4%

5,500	O’Reilly Automotive Inc., (3)			1,191,354
	Total Long-Term Investments (cost $57,948,748)			86,369,299

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.0%

	REPURCHASE AGREEMENTS – 3.0%

$2,577	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $2,576,624, collateralized by $2,650,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $2,630,125	0.120%	7/03/17	$2,576,598
	Total Short-Term Investments (cost $2,576,598)			2,576,598
	Total Investments (cost $60,525,346) – 102.8%			88,945,897
	Other Assets Less Liabilities – (2.8)%			(2,394,086)
	Net Assets – 100%			$86,551,811

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

NUVEEN	57

Nuveen NWQ Small/Mid-Cap Value Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.5%

	COMMON STOCKS – 98.5%

	Aerospace & Defense – 2.3%

13,872	Orbital ATK, Inc.	$1,364,450

	Automobiles – 2.1%

23,475	Harley-Davidson, Inc.	1,268,120

	Banks – 18.3%

27,745	Ameris Bancorp.	1,337,309

34,230	Capital Bank Financial Corporation, Class A Shares	1,304,163

29,160	CIT Group Inc.	1,420,092

33,405	Heritage Financial Corporation	885,233

30,375	Pacwest Bancorp.	1,418,513

1,740	SVB Financial Group, (2)	305,875

8,110	Texas Capital BancShares, Inc., (2)	627,714

59,245	The Bank of NT Butterfield and Son Limited	2,020,255

33,675	Western Alliance Bancorporation, (2)	1,656,810
	Total Banks	10,975,964

	Building Products – 1.0%

11,010	Apogee Enterprises, Inc.	625,808

	Chemicals – 1.5%

13,915	Innospec, Inc.	912,128

	Communication Equipment – 6.5%

13,600	Arris International PLC, (2)	381,072

5,657	Lumentum Holdings Inc., (2)	322,732

344,500	Mitel Networks Corporation, (2)	2,532,075

8,785	ViaSat, Inc., (2)	581,567
	Total Communication Equipment	3,817,446

	Electrical Equipment – 1.9%

15,950	EnerSys	1,155,578

	Electronic Equipment, Instruments & Components – 2.7%

7,300	Coherent Inc., (2)	1,642,427

	Equity Real Estate Investment Trusts – 3.4%

52,580	Brandywine Realty Trust	921,727

90,040	Ramco-Gershenson Properties Trust	1,161,516
	Total Equity Real Estate Investment Trusts	2,083,243

58	NUVEEN

Shares	Description (1)	Value

	Food Products – 5.6%

19,468	John B Sanfillippo & Son, Inc.	$1,228,625

26,145	Treehouse Foods Inc., (2)	2,135,785
	Total Food Products	3,364,410

	Household Durables – 7.1%

9,952	La Z Boy Inc.	323,440

48,900	Taylor Morrison, (2)	1,174,089

144,490	Tri Pointe Group, Incorporated, (2)	1,905,823

12,835	Universal Electronics Inc., (2)	858,020
	Total Household Durables	4,261,372

	Insurance – 5.2%

23,500	Axis Capital Holdings Limited	1,519,510

6,910	Reinsurance Group of America Inc.	887,175

16,200	XL Group Limited	709,560
	Total Insurance	3,116,245

	IT Services – 1.2%

8,090	Euronet Worldwide, Inc., (2)	706,823

	Life Sciences Tools & Services – 3.1%

8,350	Bio-Rad Laboratories Inc., (2)	1,889,689

	Machinery – 3.9%

32,900	Albany International Corporation, Class A	1,756,860

8,245	Woodward Governor Company	557,197
	Total Machinery	2,314,057

	Metals & Mining – 3.0%

32,390	Materion Corporation	1,211,386

8,500	Reliance Steel & Aluminum Company	618,885
	Total Metals & Mining	1,830,271

	Multiline Retail – 1.2%

80,780	Freds Inc.	745,599

	Oil, Gas & Consumable Fuels – 9.4%

75,355	Carrizo Oil & Gas, Inc., (2)	1,312,684

12,585	Energen Corporation, (2)	621,321

22,115	EQT Corporation	1,295,718

42,555	Newfield Exploration Company, (2)	1,211,115

13,920	PDC Energy Inc., (2)	600,091

93,495	SRC Energy Incorporated, (2)	629,221
	Total Oil, Gas & Consumable Fuels	5,670,150

	Paper & Forest Products – 3.8%

38,985	Boise Cascade Company, (2)	1,185,144

NUVEEN	59

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1)			Value

	Paper & Forest Products (continued)

8,255	Deltic Timber Corporation			$616,318

23,505	Glatfelter			459,288
	Total Paper & Forest Products			2,260,750

	Semiconductors & Semiconductor Equipment – 9.7%

31,595	Teradyne Inc.			948,798

52,040	Cypress Semiconductor Corporation			710,346

246,020	Lattice Semiconductor Corporation, (2)			1,638,493

24,960	Mellanox Technologies, Limited, (2)			1,080,768

12,405	Microsemi Corporation, (2)			580,554

13,770	Qorvo Inc., (2)			871,916
	Total Semiconductors & Semiconductor Equipment			5,830,875

	Specialty Retail – 3.1%

73,535	Haverty Furniture Companies Inc.			1,845,729

	Technology Hardware, Storage & Peripherals – 2.5%

31,260	Electronics For Imaging, (2)			1,481,099
	Total Long-Term Investments (cost $48,726,460)			59,162,233

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7%

	REPURCHASE AGREEMENTS – 1.7%

$1,023	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $1,023,332, collateralized by $1,055,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $1,047,088	0.120%	7/03/17	$1,023,322
	Total Short-Term Investments (cost $1,023,322)			1,023,322
	Total Investments (cost $49,749,782) – 100.2%			60,185,555
	Other Assets Less Liabilities – (0.2)%			(134,409)
	Net Assets – 100%			$60,051,146

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

60	NUVEEN

Nuveen NWQ Small-Cap Value Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.9%

	COMMON STOCKS – 84.7%

	Aerospace & Defense – 2.4%

173,320	Orbital ATK, Inc.	$17,047,755

	Auto Components – 1.7%

790,564	Stoneridge Inc., (2)	12,182,591

	Banks – 20.1%

339,745	Ameris Bancorp.	16,375,709

139,015	Banner Corporation	7,855,738

407,870	Capital Bank Financial Corporation, Class A Shares	15,539,847

401,715	Heritage Financial Corporation	10,645,448

316,595	Hilltop Holdings Inc.	8,297,955

597,875	Hope Bancorp Inc.	11,150,369

349,715	Pacwest Bancorp.	16,331,691

91,725	Texas Capital BancShares, Inc., (2)	7,099,515

686,712	The Bank of NT Butterfield and Son Limited	23,416,879

547,440	Western Alliance Bancorporation, (2)	26,934,048
	Total Banks	143,647,199

	Building Products – 1.1%

139,690	Apogee Enterprises, Inc.	7,939,980

	Communication Equipment – 4.1%

3,999,035	Mitel Networks Corporation, (2)	29,392,907

	Electrical Equipment – 2.3%

223,960	EnerSys	16,225,902

	Electronic Equipment, Instruments & Components – 5.1%

86,195	Coherent Inc., (2)	19,393,013

476,353	Novanta, Inc., (2)	17,148,708
	Total Electronic Equipment, Instruments & Components	36,541,721

	Equity Real Estate Investment Trusts – 1.6%

646,425	Brandywine Realty Trust	11,331,830

	Food Products – 8.5%

226,777	John B Sanfillippo & Son, Inc.	14,311,896

1,441,807	Landec Corporation, (2)	21,410,834

307,520	Treehouse Foods Inc., (2)	25,121,309
	Total Food Products	60,844,039

NUVEEN	61

Nuveen NWQ Small-Cap Value Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.0%

115,005	Livanova PLC, (2)	$7,039,456

	Household Durables – 8.1%

499,006	Hooker Furniture Corporation	20,534,097

577,410	Taylor Morrison, (2)	13,863,614

1,744,655	Tri Pointe Group, Incorporated, (2)	23,011,999
	Total Household Durables	57,409,710

	IT Services – 1.1%

86,341	Euronet Worldwide, Inc., (2)	7,543,613

	Machinery – 2.9%

386,005	Albany International Corporation, Class A	20,612,667

	Metals & Mining – 2.0%

374,052	Materion Corporation	13,989,545

	Multiline Retail – 1.2%

958,905	Freds Inc.	8,850,693

	Paper & Forest Products – 5.7%

588,862	Boise Cascade Company, (2)	17,901,405

84,545	Deltic Timber Corporation	6,312,130

318,809	Glatfelter	6,229,528

181,675	Louisiana-Pacific Corporation, (2)	4,380,184

70,079	Neenah Paper, Inc.	5,623,840
	Total Paper & Forest Products	40,447,087

	Personal Products – 0.4%

76,419	Inter Parfums, Inc.	2,800,756

	Professional Services – 1.7%

456,218	GP Strategies Corporation, (2)	12,044,155

	Semiconductors & Semiconductor Equipment – 9.3%

812,700	Entegris Inc., (2)	17,838,765

613,565	Integrated Device Technology, Inc., (2)	15,823,841

2,833,364	Lattice Semiconductor Corporation, (2)	18,870,204

314,140	Mellanox Technologies, Limited, (2)	13,602,262
	Total Semiconductors & Semiconductor Equipment	66,135,072

	Technology Hardware, Storage & Peripherals – 2.4%

359,775	Electronics For Imaging, (2)	17,046,140

	Thrifts & Mortgage Finance – 2.0%

523,060	HomeStreet Inc., (2)	14,475,686
	Total Common Stocks (cost $449,374,173)	603,548,504

62	NUVEEN

Shares	Description (1), (3)			Value

	EXCHANGE-TRADED FUNDS – 9.2%

94,814	Energy Select Sector SPDR Fund			$6,155,325

200,490	iShares Russell 2000 Value ETF			23,832,246

1,124,335	SPDR S&P Oil & Gas Exploration & Production ETF			35,888,773
	Total Exchange-Traded Funds (cost $64,930,707)			65,876,344
	Total Long-Term Investments (cost $514,304,880)			669,424,848

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.8%

	REPURCHASE AGREEMENTS – 5.8%

$41,765	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/17, repurchase price $41,765,576, collateralized by $42,925,000 U.S. Treasury Notes, 2.000%, due 6/30/24, value $42,603,063	0.120%	7/03/17	$41,765,158
	Total Short-Term Investments (cost $41,765,158)			41,765,158
	Total Investments (cost $556,070,038) – 99.7%			711,190,006
	Other Assets Less Liabilities – 0.3%			1,880,647
	Net Assets – 100%			$713,070,653

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	A copy of the most recent financial statements for these exchange traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

See accompanying notes to financial statements.

NUVEEN	63

Statement of

Assets and Liabilities	June 30, 2017

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Assets
Long-term investments, at value (cost $1,400,237, $296,801,887, $231,023,231, $79,583,599, $57,948,748, $48,726,460, and $514,304,880, respectively)	$1,652,878	$326,136,140	$281,842,785	$94,780,993	$86,369,299	$59,162,233	$669,424,848
Short-term investments, at value (cost approximates value)	—	—	14,724,370	852,926	2,576,598	1,023,322	41,765,158
Cash denominated in foreign currencies (cost $597, $71,411, $63,819, $—, $—, $— and $—, respectively)	597	71,546	62,996	—	—	—	—
Cash	53,665	2,190,646	—	7,764	423,748	—	—
Receivable for:
Dividends	2,667	647,637	887,214	103,711	131,863	45,886	396,932
Interest	—	14,640	49	3	9	3	139
Investments sold	—	3,349,125	—	1,600,272	2,691,119	406,616	32,792,741
Reclaims	2,192	788,394	522,340	7,834	18,827	—	—
Shares sold	—	148,042	731,305	11,355	175,704	106,671	2,201,290
Other assets	21,332	285,665	103,715	64,870	43,406	20,233	57,194
Total assets	1,733,331	333,631,835	298,874,774	97,429,728	92,430,573	60,764,964	746,638,302
Liabilities
Payable for:
Dividends	—	322,863	—	—	—	—	—
Investments purchased	32,489	3,215,794	1,822,357	1,452,700	3,945,772	540,322	32,202,695
Shares redeemed	—	1,168,293	235,520	148,092	1,789,316	74,539	424,879
Accrued expenses:
Custodian fees	10,328	73,547	33,506	10,783	10,866	11,734	27,665
Management fees	11,735	231,230	106,260	61,914	43,609	31,117	463,574
Professional fees	20,150	55,065	27,137	17,687	17,894	16,044	40,785
Reorganization expenses	—	163,308	—	—	—	—	—
Shareholder reporting expenses	3,210	61,935	55,588	13,846	12,905	6,480	66,596
Shareholder servicing agent fees	193	115,279	109,070	24,299	21,628	28,636	277,314
Trustees fees	18	172,917	83,060	55,626	30,467	841	22,260
12b-1 distribution and service fees	177	99,650	16,158	26,024	6,179	4,058	39,970
Other	5	33,585	309	109	126	47	1,911
Total liabilities	78,305	5,713,466	2,488,965	1,811,080	5,878,762	713,818	33,567,649
Net assets	$1,655,026	$327,918,369	$296,385,809	$95,618,648	$86,551,811	$60,051,146	$713,070,653

See accompanying notes to financial statements.

64	NUVEEN

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares
Net assets	$474,199	$152,605,719	$28,489,544	$30,954,532	$6,472,673	$5,528,541	$82,558,562
Shares outstanding	20,379	5,581,201	1,143,763	1,061,743	821,593	166,363	1,679,352
Net asset value (“NAV”) per share	$23.27	$27.34	$24.91	$29.15	$7.88	$33.23	$49.16
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$24.69	$29.01	$26.43	$30.93	$8.36	$35.26	$52.16
Class C Shares
Net assets	$96,290	$81,439,864	$11,688,165	$23,652,302	$5,651,986	$3,077,775	$23,250,544
Shares outstanding	4,170	2,984,907	493,089	861,297	789,459	100,318	516,940
NAV and offering price per share	$23.09	$27.28	$23.70	$27.46	$7.16	$30.68	$44.98
Class R3 Shares
Net assets	$—	$1,925,933	$1,094,795	$317,697	$75,019	$874,493	$7,944,996
Shares outstanding	—	70,560	43,645	11,016	9,614	27,028	163,793
NAV and offering price per share	$—	$27.30	$25.08	$28.84	$7.80	$32.35	$48.51
Class R6 Shares
Net assets	$—	$—	$—	$—	$—	$5,820,173	$9,283,870
Shares outstanding	—	—	—	—	—	172,727	183,208
NAV and offering price per share	$—	$—	$—	$—	$—	$33.70	$50.67
Class I Shares
Net assets	$1,084,537	$91,921,721	$255,113,305	$40,694,117	$74,352,133	$44,750,163	$590,032,681
Shares outstanding	46,573	3,360,818	10,191,301	1,387,544	9,402,278	1,330,056	11,721,729
NAV and offering price per share	$23.29	$27.35	$25.03	$29.33	$7.91	$33.65	$50.34
Class T Shares(1)
Net assets	$—	$25,132	$—	$—	$—	$—	$—
Shares outstanding	—	919	—	—	—	—	—
NAV per share	$—	$27.35	$—	$—	$—	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$—	$28.05	$—	$—	$—	$—	$—
Net assets consist of:
Capital paid-in	$1,478,548	$547,042,010	$514,922,592	$179,599,546	$45,911,432	$51,115,271	$560,233,631
Undistributed (Over-distribution of) net investment income	34,795	533,575	4,531,103	1,440,396	486,962	92,478	(1,554,779)
Accumulated net realized gain (loss)	(110,996)	(248,992,338)	(273,905,866)	(100,618,688)	11,732,866	(1,592,376)	(728,167)
Net unrealized appreciation (depreciation)	252,679	29,335,122	50,837,980	15,197,394	28,420,551	10,435,773	155,119,968
Net assets	$1,655,026	$327,918,369	$296,385,809	$95,618,648	$86,551,811	$60,051,146	$713,070,653
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	65

Statement of

Operations	Year Ended June 30, 2017

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value		NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
			Eleven Months Ended 6/30/17	Year Ended 7/31/16
Investment Income (net of foreign tax withheld of $2,781, $644,806, $764,073, $843,633, $19,518, $24,754, $— and $—, respectively)	$48,588	$8,162,958	$6,933,129	$8,692,838	$2,720,054	$2,010,837	$774,225	$6,371,015
Expenses
Management fees	9,734	1,197,573	1,517,988	2,102,816	697,653	647,141	455,482	5,415,589
12b-1 service fees – Class A Shares	843	211,834	63,054	82,232	70,275	21,633	20,169	231,472
12b-1 distribution and service fees – Class C Shares	623	218,002	131,424	182,362	265,583	58,487	30,320	253,562
12b-1 distribution and service fees – Class R3 Shares	—	3,602	5,405	6,380	1,905	345	3,956	43,054
12b-1 distribution and service fees – Class T Shares(1)	—	5	—	—	—	—	—	—
Shareholder servicing agent fees	2,303	170,226	317,457	287,591	127,250	105,702	106,869	1,304,423
Custodian fees	21,100	98,193	64,807	138,117	24,392	27,841	31,207	75,173
Trustees fees	38	4,301	6,363	12,088	2,841	2,860	1,798	20,168
Professional fees	39,253	123,289	102,042	60,755	24,045	26,480	21,223	75,418
Shareholder reporting expenses	15,925	120,512	109,504	82,801	30,585	25,298	14,822	140,432
Federal and state registration fees	49,173	76,264	63,523	54,517	63,477	65,159	65,945	101,624
Reorganization expenses	—	2,671	—	—	—	—	—	—
Other	6,411	18,702	10,111	13,582	9,823	10,414	8,489	29,314
Total expenses before fee waiver/expense reimbursement	145,403	2,245,174	2,391,678	3,023,241	1,317,829	991,360	760,280	7,690,229
Fee waiver/expense reimbursement	(132,148)	(350,192)	(250,538)	(31,662)	(95,576)	(4,969)	(73,274)	—
Net expenses	13,255	1,894,982	2,141,140	2,991,579	1,222,253	986,391	687,006	7,690,229
Net investment income (loss)	35,333	6,267,976	4,791,989	5,701,259	1,497,801	1,024,446	87,219	(1,319,214)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(3,964)	3,291,840	3,571,365	6,283,958	13,258,240	18,038,466	4,575,184	23,000,763
Options written	—	27,975	—	—	—	47,687	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	256,325	19,388,241	23,611,993	(35,780,031)	5,499,023	(975,691)	5,395,629	99,951,099
Options written	—	(177)	—	—	—	—	—	—
Net realized and unrealized gain (loss)	252,361	22,707,879	27,183,358	(29,496,073)	18,757,263	17,110,462	9,970,813	122,951,862
Net increase (decrease) in net assets from operations	$287,694	$28,975,855	$31,975,347	($23,794,814)	$20,255,064	$18,134,908	$10,058,032	$121,632,648
(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

66	NUVEEN

Statement of

Changes in Net Assets

	NWQ Global All-Cap		NWQ Global Equity Income		NWQ International Value Fund
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16	Eleven Months Ended 6/30/2017	Year Ended 7/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$35,333	$14,029	$6,267,976	$917,069	$4,791,989	$5,701,259	$3,082,054
Net realized gain (loss) from:
Investments and foreign currency	(3,964)	(107,310)	3,291,840	(142,692)	3,571,365	6,283,958	(18,341,070)
Options written	—	—	27,975	10,282	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	256,325	(59,468)	19,388,241	(457,675)	23,611,993	(35,780,031)	11,458,265
Options written	—	—	(177)	151	—	—	—
Net increase (decrease) in net assets from operations	287,694	(152,749)	28,975,855	327,135	31,975,347	(23,794,814)	(3,800,751)
Distributions to Shareholders
From net investment income:
Class A	(2,323)	(678)	(3,236,890)	(30,569)	(502,074)	(469,255)	(1,458,326)
Class C	(38)	—	(798,444)	(5,588)	(162,884)	(115,850)	(731,951)
Class R3	—	—	(28,497)	(5,701)	(18,421)	(14,657)	(61,417)
Class R6	—	—	—	—	—	—	—
Class I	(9,637)	(8,627)	(2,505,626)	(782,998)	(3,511,140)	(3,331,433)	(10,460,378)
Class T(1)	—	—	(298)	—	—	—	—
From accumulated net realized gains:
Class A	—	(709)	(4,255)	(11,472)	—	—	—
Class C	—	(247)	(18)	(3,568)	—	—	—
Class R3	—	—	(15)	(2,868)	—	—	—
Class R6	—	—	—	—	—	—	—
Class I	—	(6,057)	(2,469)	(17,401)	—	—	—
Class T(1)	—	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(11,998)	(16,318)	(6,576,512)	(860,165)	(4,194,519)	(3,931,195)	(12,712,072)
Fund Share Transactions
Fund Reorganization(2)	—	—	480,357,013	—	—	—	—
Proceeds from sale of shares	209,844	622,106	12,918,819	50,179,127	107,774,490	36,102,158	138,277,339
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,124	5,374	4,852,688	76,948	3,985,619	3,710,458	11,873,879
	211,968	627,480	498,128,520	50,256,075	111,760,109	39,812,616	150,151,218
Cost of shares redeemed	(24,108)	(702,672)	(244,437,943)	(615,383)	(71,441,266)	(69,876,235)	(205,912,811)
Net increase (decrease) in net assets from Fund share transactions	187,860	(75,192)	253,690,577	49,640,692	40,318,843	(30,063,619)	(55,761,593)
Net increase (decrease) in net assets	463,556	(244,259)	276,089,920	49,107,662	68,099,671	(57,789,628)	(72,274,416)
Net assets at the beginning of period	1,191,470	1,435,729	51,828,449	2,720,787	228,286,138	286,075,766	358,350,182
Net assets at the end of period	$1,655,026	$1,191,470	$327,918,369	$51,828,449	$296,385,809	$228,286,138	$286,075,766
Undistributed (Over-distribution of) net investment income at the end of period	$34,795	$11,587	$533,575	$51,369	$4,531,103	$4,004,801	$2,268,050

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.
(2)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations and Note 9 – Fund Reorganization for further details.

See accompanying notes to financial statements.

NUVEEN	67

Statement of Changes in Net Assets (continued)

	NWQ Multi-Cap Value		NWQ Large-Cap Value
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
Operations
Net investment income (loss)	$1,497,801	$699,037	$1,024,446	$1,882,598
Net realized gain (loss) from:
Investments and foreign currency	13,258,240	4,209,394	18,038,466	12,644,420
Options written	—	—	47,687	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,499,023	(13,030,802)	(975,691)	(24,637,206)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	20,255,064	(8,122,371)	18,134,908	(10,110,188)
Distributions to Shareholders
From net investment income:
Class A	(219,461)	(225,348)	(110,515)	(270,432)
Class C	(28,314)	—	(37,627)	(57,465)
Class R3	(2,283)	(1,102)	(761)	(975)
Class R6	—	—	—	—
Class I	(445,536)	(465,217)	(1,313,646)	(2,819,910)
Class T	—	—	—	—
From accumulated net realized gains:
Class A	—	—	(753,847)	(5,292,035)
Class C	—	—	(586,900)	(2,797,669)
Class R3	—	—	(5,861)	(22,431)
Class R6	—	—	—	—
Class I	—	—	(7,061,405)	(45,418,273)
Class T	—	—	—	—
Decrease in net assets from distributions to shareholders	(695,594)	(691,667)	(9,870,562)	(56,679,190)
Fund Share Transactions
Fund Reorganization	—	—	—	—
Proceeds from sale of shares	9,440,236	8,129,850	10,625,608	36,083,140
Proceeds from shares issued to shareholders due to reinvestment of distributions	635,347	630,632	9,719,910	55,656,255
	10,075,583	8,760,482	20,345,518	91,739,395
Cost of shares redeemed	(30,818,525)	(22,648,491)	(51,925,534)	(107,947,896)
Net increase (decrease) in net assets from Fund share transactions	(20,742,942)	(13,888,009)	(31,580,016)	(16,208,501)
Net increase (decrease) in net assets	(1,183,472)	(22,702,047)	(23,315,670)	(82,997,879)
Net assets at the beginning of period	96,802,120	119,504,167	109,867,481	192,865,360
Net assets at the end of period	$95,618,648	$96,802,120	$86,551,811	$109,867,481
Undistributed (Over-distribution of) net investment income at the end of period	$1,440,396	$638,210	$486,962	$925,599

See accompanying notes to financial statements.

68	NUVEEN

	NWQ Small/Mid-Cap Value		NWQ Small-Cap Value
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
Operations
Net investment income (loss)	$87,219	$(37,843)	$(1,319,214)	$(1,699,537)
Net realized gain (loss) from:
Investments and foreign currency	4,575,184	856,283	23,000,763	557,512
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,395,629	(2,414,632)	99,951,099	(26,291,317)
Options written	—	—	—	—
Net increase (decrease) in net assets from operations	10,058,032	(1,596,192)	121,632,648	(27,433,342)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
Class T	—	—	—	—
From accumulated net realized gains:
Class A	—	—	(2,681,275)	(153,739)
Class C	—	—	(776,193)	(44,639)
Class R3	—	—	(257,714)	(12,103)
Class R6	—	—	(293,735)	(12,635)
Class I	—	—	(15,030,334)	(647,063)
Class T	—	—	—	—
Decrease in net assets from distributions to shareholders	—	—	(19,039,251)	(870,179)
Fund Share Transactions
Fund Reorganization	—	—	—	—
Proceeds from sale of shares	28,845,608	16,034,513	204,302,241	211,644,184
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	17,939,441	808,182
	28,845,608	16,034,513	222,241,682	212,452,366
Cost of shares redeemed	(32,577,622)	(16,983,697)	(211,243,992)	(194,174,520)
Net increase (decrease) in net assets from Fund share transactions	(3,732,014)	(949,184)	10,997,690	18,277,846
Net increase (decrease) in net assets	6,326,018	(2,545,376)	113,591,087	(10,025,675)
Net assets at the beginning of period	53,725,128	56,270,504	599,479,566	609,505,241
Net assets at the end of period	$60,051,146	$53,725,128	$713,070,653	$599,479,566
Undistributed (Over-distribution of) net investment income at the end of period	$92,478	$—	$(1,554,779)	$(822,483)

See accompanying notes to financial statements.

NUVEEN	69

Financial

Highlights

NWQ Global All-Cap

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/14)
2017	$18.99	$0.52	$3.92	$4.44	$(0.16)	$—	$(0.16)	$23.27
2016	21.37	0.24	(2.44)	(2.20)	(0.09)	(0.09)	(0.18)	18.99
2015	20.67	0.15	0.73	0.88	(0.12)	(0.06)	(0.18)	21.37
2014(d)	20.00	0.10	0.57	0.67	—	—	—	20.67
Class C (4/14)
2017	18.86	0.36	3.88	4.24	(0.01)	—	(0.01)	23.09
2016	21.30	0.01	(2.36)	(2.35)	—	(0.09)	(0.09)	18.86
2015	20.63	(0.03)	0.76	0.73	—	(0.06)	(0.06)	21.30
2014(d)	20.00	0.06	0.57	0.63	—	—	—	20.63
Class I (4/14)
2017	19.00	0.57	3.93	4.50	(0.21)	—	(0.21)	23.29
2016	21.39	0.20	(2.36)	(2.16)	(0.14)	(0.09)	(0.23)	19.00
2015	20.68	0.19	0.75	0.94	(0.17)	(0.06)	(0.23)	21.39
2014(d)	20.00	0.11	0.57	0.68	—	—	—	20.68

70	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

23.50%	$474	10.41%		(6.86)%	1.11%		2.44%		46%
(10.40)	285	11.45		(9.02)	1.20		1.23		78
4.32	109	9.64		(7.68)	1.21		0.74		42
3.35	52	9.90	*	(6.70)*	1.22	*	1.98	*	11

22.51	96	10.99		(7.42)	1.86		1.71		46
(11.05)	52	11.63		(9.63)	1.96		0.05		78
3.55	155	10.30		(8.46)	1.96		(0.13)		42
3.15	52	10.64	*	(7.45)*	1.97	*	1.22	*	11

23.83	1,085	10.67		(7.13)	0.86		2.69		46
(10.16)	855	10.49		(8.50)	0.96		1.02		78
4.58	1,171	9.15		(7.25)	0.96		0.94		42
3.40	931	9.64	*	(6.45)*	0.97	*	2.23	*	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	71

Financial Highlights (continued)

NWQ Global Equity Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/09)
2017	$24.47	$0.94	$2.87	$3.81	$(0.94)	$— **	$(0.94)	$27.34
2016	26.50	0.75	(2.04)	(1.29)	(0.51)	(0.23)	(0.74)	24.47
2015	28.09	0.65	(0.39)	0.26	(0.55)	(1.30)	(1.85)	26.50
2014	24.08	0.69	4.60	5.29	(0.67)	(0.61)	(1.28)	28.09
2013	20.20	0.36	3.92	4.28	(0.36)	(0.04)	(0.40)	24.08
Class C (9/09)
2017	24.42	1.18	2.42	3.60	(0.74)	— **	(0.74)	27.28
2016	26.48	0.51	(1.98)	(1.47)	(0.36)	(0.23)	(0.59)	24.42
2015	28.07	0.38	(0.32)	0.06	(0.35)	(1.30)	(1.65)	26.48
2014	24.07	0.49	4.59	5.08	(0.47)	(0.61)	(1.08)	28.07
2013	20.19	0.19	3.92	4.11	(0.19)	(0.04)	(0.23)	24.07
Class R3 (9/09)
2017	24.46	1.05	2.69	3.74	(0.90)	— **	(0.90)	27.30
2016	26.49	0.64	(1.98)	(1.34)	(0.46)	(0.23)	(0.69)	24.46
2015	28.09	0.50	(0.32)	0.18	(0.48)	(1.30)	(1.78)	26.49
2014	24.08	0.63	4.59	5.22	(0.60)	(0.61)	(1.21)	28.09
2013	20.20	0.31	3.91	4.22	(0.30)	(0.04)	(0.34)	24.08
Class I (9/09)
2017	24.48	0.94	2.93	3.87	(1.00)	— **	(1.00)	27.35
2016	26.51	1.25	(2.48)	(1.23)	(0.57)	(0.23)	(0.80)	24.48
2015	28.10	0.68	(0.35)	0.33	(0.62)	(1.30)	(1.92)	26.51
2014	24.08	0.89	4.48	5.37	(0.74)	(0.61)	(1.35)	28.10
2013	20.21	0.42	3.90	4.32	(0.41)	(0.04)	(0.45)	24.08
Class T (06/17)(e)
2017(f)	27.21	0.06	0.40	0.46	(0.32)	—	(0.32)	27.35

72	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.75%	$152,606	1.33%		3.36%	1.11%		3.58%		86%
(4.88)	1,599	3.83		0.36	1.20		2.98		51
1.27	918	6.33		(2.72)	1.21		2.40		27
22.28	351	4.86		(1.12)	1.16		2.58		49
21.33	301	5.17		(2.42)	1.12		1.63		44

14.87	81,440	2.03		4.24	1.86		4.41		86
(5.57)	382	4.78		(0.81)	1.96		2.01		51
0.51	413	6.83		(3.46)	1.96		1.40		27
21.36	351	5.61		(1.87)	1.91		1.83		49
20.45	301	5.92		(3.17)	1.87		0.88		44

15.48	1,926	1.55		3.77	1.36		3.96		86
(5.09)	306	4.27		(0.30)	1.46		2.52		51
0.98	331	6.31		(3.01)	1.46		1.84		27
21.99	351	5.11		(1.34)	1.41		2.37		49
21.04	301	5.42		(2.67)	1.37		1.38		44

16.03	91,922	1.07		3.41	0.86		3.62		86
(4.64)	49,542	1.37		4.68	0.94		5.12		51
1.53	1,059	5.88		(2.40)	0.96		2.51		27
22.63	645	4.79		(0.55)	0.92		3.31		49
21.57	301	4.92		(2.17)	0.87		1.88		44

1.74	25	1.11	*	2.70 *	1.11	*	2.70	*	86

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to December 13, 2013, reflects the Fund’s performance using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class T Shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	73

Financial Highlights (continued)

NWQ International Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/99)
Year Ended 6/30:
2017(f)	$22.22	$0.40	$2.71	$3.11	$(0.42)	$—	$(0.42)	$—		$24.91
Year Ended 7/31:
2016	24.59	0.47	(2.53)	(2.06)	(0.31)	—	(0.31)	—		22.22
2015	25.67	0.20	(0.35)	(0.15)	(0.93)	—	(0.93)	—		24.59
2014	22.74	0.50	2.98	3.48	(0.55)	—	(0.55)	—		25.67
2013	20.27	0.32	2.96	3.28	(0.81)	—	(0.81)	—		22.74
2012	25.63	0.36	(5.30)	(4.94)	(0.42)	—	(0.42)	—	**	20.27
Class C (12/99)
Year Ended 6/30:
2017(f)	21.13	0.21	2.61	2.82	(0.25)	—	(0.25)	—		23.70
Year Ended 7/31:
2016	23.39	0.28	(2.41)	(2.13)	(0.13)	—	(0.13)	—		21.13
2015	24.40	0.03	(0.33)	(0.30)	(0.71)	—	(0.71)	—		23.39
2014	21.63	0.29	2.84	3.13	(0.36)	—	(0.36)	—		24.40
2013	19.27	0.15	2.83	2.98	(0.62)	—	(0.62)	—		21.63
2012	24.35	0.18	(5.04)	(4.86)	(0.22)	—	(0.22)	—	**	19.27
Class R3 (8/08)
Year Ended 6/30:
2017(f)	22.37	0.36	2.72	3.08	(0.37)	—	(0.37)	—		25.08
Year Ended 7/31:
2016	24.76	0.42	(2.55)	(2.13)	(0.26)	—	(0.26)	—		22.37
2015	25.84	0.14	(0.35)	(0.21)	(0.87)	—	(0.87)	—		24.76
2014	22.90	0.43	3.00	3.43	(0.49)	—	(0.49)	—		25.84
2013	20.41	0.29	2.97	3.26	(0.77)	—	(0.77)	—		22.90
2012	25.81	0.35	(5.39)	(5.04)	(0.36)	—	(0.36)	—	**	20.41
Class I (12/99)
Year Ended 6/30:
2017(f)	22.33	0.50	2.68	3.18	(0.48)	—	(0.48)	—		25.03
Year Ended 7/31:
2016	24.72	0.53	(2.54)	(2.01)	(0.38)	—	(0.38)	—		22.33
2015	25.82	0.27	(0.37)	(0.10)	(1.00)	—	(1.00)	—		24.72
2014	22.87	0.57	2.99	3.56	(0.61)	—	(0.61)	—		25.82
2013	20.38	0.36	3.00	3.36	(0.87)	—	(0.87)	—		22.87
2012	25.78	0.43	(5.34)	(4.91)	(0.49)	—	(0.49)	—	**	20.38

74	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

14.24	$28,490	1.27	%*	1.78	%*	1.15	%*	1.90	%*	23%

(8.38)	30,998	1.34		2.10		1.33		2.11		20
(0.20)	37,581	1.35		0.81		N/A		N/A		30
15.35	151,078	1.42		2.01		N/A		N/A		24
16.56	169,858	1.39		1.49		N/A		N/A		31
(19.38)	237,548	1.35		1.60		N/A		N/A		26

13.47	11,688	2.02	*	0.95	*	1.90	*	1.06	*	23

(9.11)	16,182	2.09		1.32		2.08		1.33		20
(0.95)	22,173	2.11		0.12		N/A		N/A		30
14.49	27,876	2.16		1.23		N/A		N/A		24
15.75	31,437	2.14		0.72		N/A		N/A		31
(20.03)	45,932	2.10		0.87		N/A		N/A		26

13.97	1,095	1.51	*	1.59	*	1.40	*	1.70	*	23

(8.63)	1,398	1.59		1.85		1.58		1.86		20
(0.44)	1,352	1.61		0.59		N/A		N/A		30
15.04	1,888	1.67		1.71		N/A		N/A		24
16.29	3,204	1.64		1.34		N/A		N/A		31
(19.62)	3,319	1.62		1.58		N/A		N/A		26

14.51	255,113	1.02	*	2.25	*	0.90	*	2.36	*	23

(8.17)	179,707	1.09		2.37		1.08		2.38		20
0.02	224,970	1.11		1.12		N/A		N/A		30
15.63	177,508	1.16		2.27		N/A		N/A		24
16.89	169,589	1.14		1.67		N/A		N/A		31
(19.18)	356,908	1.10		1.93		N/A		N/A		26

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the eleven months ended June 30, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the Adviser prior to June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	75

Financial Highlights (continued)

NWQ Multi-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/02)
2017	$23.86	$0.46	$5.04	$5.50	$(0.21)	$—	$(0.21)	$29.15
2016	25.75	0.19	(1.90)	(1.71)	(0.18)	—	(0.18)	23.86
2015	26.97	0.16	(1.20)	(1.04)	(0.18)	—	(0.18)	25.75
2014	22.36	0.10	4.60	4.70	(0.09)	—	(0.09)	26.97
2013	18.29	0.11	4.04	4.15	(0.08)	—	(0.08)	22.36
Class C (12/02)
2017	22.49	0.20	4.80	5.00	(0.03)	—	(0.03)	27.46
2016	24.27	0.01	(1.79)	(1.78)	—	—	—	22.49
2015	25.43	(0.03)	(1.13)	(1.16)	—	—	—	24.27
2014	21.17	(0.07)	4.33	4.26	—	—	—	25.43
2013	17.38	(0.04)	3.83	3.79	—	—	—	21.17
Class R3 (8/08)
2017	23.61	0.33	5.05	5.38	(0.15)	—	(0.15)	28.84
2016	25.48	0.13	(1.88)	(1.75)	(0.12)	—	(0.12)	23.61
2015	26.68	0.09	(1.18)	(1.09)	(0.11)	—	(0.11)	25.48
2014	22.13	0.05	4.53	4.58	(0.03)	—	(0.03)	26.68
2013	18.11	0.06	4.00	4.06	(0.04)	—	(0.04)	22.13
Class I (11/97)
2017	24.00	0.49	5.11	5.60	(0.27)	—	(0.27)	29.33
2016	25.90	0.25	(1.90)	(1.65)	(0.25)	—	(0.25)	24.00
2015	27.13	0.22	(1.21)	(0.99)	(0.24)	—	(0.24)	25.90
2014	22.48	0.18	4.62	4.80	(0.15)	—	(0.15)	27.13
2013	18.40	0.16	4.05	4.21	(0.13)	—	(0.13)	22.48

76	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

23.08%	$30,955	1.25%	1.64%	1.15%	1.74%	46%
(6.58)	26,863	1.34	0.78	1.34	0.78	28
(3.87)	33,973	1.30	0.61	N/A	N/A	42
21.04	47,369	1.28	0.42	N/A	N/A	37
22.78	42,362	1.31	0.55	N/A	N/A	22

22.17	23,652	2.00	0.70	1.90	0.80	46
(7.25)	26,462	2.09	0.03	2.09	0.03	28
(4.60)	35,688	2.06	(0.13)	N/A	N/A	42
20.12	46,827	2.03	(0.30)	N/A	N/A	37
21.81	45,408	2.06	(0.20)	N/A	N/A	22

22.78	318	1.50	1.14	1.40	1.25	46
(6.79)	206	1.59	0.54	1.59	0.54	28
(4.12)	179	1.55	0.34	N/A	N/A	42
20.72	256	1.53	0.21	N/A	N/A	37
22.43	204	1.56	0.30	N/A	N/A	22

23.45	40,694	1.00	1.74	0.90	1.84	46
(6.37)	43,271	1.09	1.02	1.09	1.02	28
(3.64)	49,665	1.05	0.86	N/A	N/A	42
21.38	71,721	1.03	0.71	N/A	N/A	37
23.01	60,074	1.06	0.79	N/A	N/A	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the Adviser prior to June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	77

Financial Highlights (continued)

NWQ Large-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017	$7.27	$0.07	$1.32	$1.39	$(0.10)	$(0.68)	$(0.78)	$7.88
2016	12.38	0.11	(0.82)	(0.71)	(0.15)	(4.25)	(4.40)	7.27
2015	23.73	0.16	(0.67)	(0.51)	(0.38)	(10.46)	(10.84)	12.38
2014	20.32	0.19	3.79	3.98	(0.16)	(0.41)	(0.57)	23.73
2013	16.84	0.17	3.51	3.68	(0.15)	(0.05)	(0.20)	20.32
Class C (12/06)
2017	6.66	0.01	1.21	1.22	(0.04)	(0.68)	(0.72)	7.16
2016	11.71	0.03	(0.78)	(0.75)	(0.05)	(4.25)	(4.30)	6.66
2015	23.01	0.03	(0.66)	(0.63)	(0.21)	(10.46)	(10.67)	11.71
2014	19.73	0.02	3.67	3.69	—	(0.41)	(0.41)	23.01
2013	16.36	0.03	3.41	3.44	(0.02)	(0.05)	(0.07)	19.73
Class R3 (9/09)
2017	7.21	0.05	1.30	1.35	(0.08)	(0.68)	(0.76)	7.80
2016	12.30	0.08	(0.80)	(0.72)	(0.12)	(4.25)	(4.37)	7.21
2015	23.64	0.12	(0.68)	(0.56)	(0.32)	(10.46)	(10.78)	12.30
2014	20.25	0.13	3.78	3.91	(0.11)	(0.41)	(0.52)	23.64
2013	16.79	0.12	3.49	3.61	(0.10)	(0.05)	(0.15)	20.25
Class I (12/06)
2017	7.29	0.09	1.33	1.42	(0.12)	(0.68)	(0.80)	7.91
2016	12.41	0.13	(0.82)	(0.69)	(0.18)	(4.25)	(4.43)	7.29
2015	23.77	0.20	(0.66)	(0.46)	(0.44)	(10.46)	(10.90)	12.41
2014	20.35	0.24	3.80	4.04	(0.21)	(0.41)	(0.62)	23.77
2013	16.87	0.21	3.51	3.72	(0.19)	(0.05)	(0.24)	20.35

78	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)		Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

19.64%	$6,473	1.18%	0.88%	1.18%	0.88%	46%
(5.68)	10,249	1.19	1.17	N/A	N/A	32
0.68	15,522	1.17	0.86	N/A	N/A	26
19.80	66,452	1.08	0.85	N/A	N/A	45
22.04	55,055	1.07	0.91	N/A	N/A	16

18.62	5,652	1.93	0.13	1.93	0.13	46
(6.31)	6,009	1.94	0.42	N/A	N/A	32
(0.04)	8,219	1.92	0.20	N/A	N/A	26
18.90	11,857	1.83	0.11	N/A	N/A	45
21.08	8,053	1.82	0.15	N/A	N/A	16

19.22	75	1.43	0.64	1.42	0.65	46
(5.85)	62	1.44	0.93	N/A	N/A	32
0.40	66	1.42	0.75	N/A	N/A	26
19.50	64	1.33	0.59	N/A	N/A	45
21.68	53	1.32	0.64	N/A	N/A	16

19.85	74,352	0.93	1.12	0.93	1.12	46
(5.37)	93,548	0.94	1.40	N/A	N/A	32
0.96	169,058	0.92	1.11	N/A	N/A	26
20.10	642,177	0.83	1.06	N/A	N/A	45
22.31	1,225,884	0.82	1.15	N/A	N/A	16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the advisor prior to May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	79

Financial Highlights (continued)

NWQ Small/Mid-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017	$27.78	$0.01	$5.44	$5.45	$—	$—	$—	$33.23
2016	28.80	(0.06)	(0.96)	(1.02)	—	—	—	27.78
2015	29.98	(0.11)	(1.07)	(1.18)	—	—	—	28.80
2014	24.50	(0.12)	5.60	5.48	—	—	—	29.98
2013	19.63	(0.04)	4.91	4.87	—	—	—	24.50
Class C (12/06)
2017	25.84	(0.22)	5.06	4.84	—	—	—	30.68
2016	26.98	(0.25)	(0.89)	(1.14)	—	—	—	25.84
2015	28.30	(0.32)	(1.00)	(1.32)	—	—	—	26.98
2014	23.30	(0.33)	5.33	5.00	—	—	—	28.30
2013	18.81	(0.20)	4.69	4.49	—	—	—	23.30
Class R3 (9/09)
2017	27.11	(0.08)	5.32	5.24	—	—	—	32.35
2016	28.17	(0.12)	(0.94)	(1.06)	—	—	—	27.11
2015	29.41	(0.20)	(1.04)	(1.24)	—	—	—	28.17
2014	24.09	(0.20)	5.52	5.32	—	—	—	29.41
2013	19.36	(0.09)	4.82	4.73	—	—	—	24.09
Class R6 (6/16)
2017	28.05	(0.08)	5.73	5.65	—	—	—	33.70
2016(e)	28.05	—	—	—	—	—	—	28.05
Class I (12/06)
2017	28.05	0.08	5.52	5.60	—	—	—	33.65
2016	29.01	— *	(0.96)	(0.96)	—	—	—	28.05
2015	30.12	(0.05)	(1.06)	(1.11)	—	—	—	29.01
2014	24.55	(0.06)	5.63	5.57	—	—	—	30.12
2013	19.62	0.01	4.92	4.93	—	—	—	24.55

80	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.62%	$5,529	1.43%	(0.08)%	1.31%	0.03%	88%
(3.54)	9,699	1.42	(0.34)	1.31	(0.23)	49
(3.90)	7,008	1.36	(0.42)	1.31	(0.37)	68
22.33	8,882	1.31	(0.45)	1.31	(0.45)	48
24.81	5,066	1.32	(0.21)	1.32	(0.20)	49

18.73	3,078	2.18	(0.87)	2.06	(0.74)	88
(4.26)	2,724	2.17	(1.09)	2.06	(0.98)	49
(4.63)	3,167	2.11	(1.22)	2.06	(1.17)	68
21.46	3,432	2.05	(1.24)	2.05	(1.24)	48
23.87	2,245	2.07	(0.96)	2.07	(0.96)	49

19.33	874	1.68	(0.39)	1.56	(0.26)	88
(3.76)	653	1.68	(0.57)	1.56	(0.46)	49
(4.18)	421	1.60	(0.75)	1.56	(0.71)	68
22.04	769	1.56	(0.73)	1.56	(0.73)	48
24.43	470	1.58	(0.44)	1.57	(0.43)	49

20.14	5,820	1.05	(0.39)	0.90	(0.24)	88
—	25	—	—	—	—	—

19.96	44,750	1.18	0.12	1.06	0.24	88
(3.31)	40,624	1.17	(0.09)	1.06	0.02	49
(3.65)	45,675	1.11	(0.22)	1.06	(0.17)	68
22.65	53,251	1.05	(0.23)	1.05	(0.23)	48
25.13	31,172	1.09	0.04	1.07	0.06	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class R6 Shares commenced operations at the close of business on June 30, 2016.
*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	81

Financial Highlights (continued)

NWQ Small-Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/04)
2017	$42.06	$(0.16)	$8.62	$8.46	$—	$(1.36)	$(1.36)	$49.16
2016	44.06	(0.19)	(1.75)	(1.94)	—	(0.06)	(0.06)	42.06
2015	42.62	(0.30)	1.74	1.44	—	—	—	44.06
2014	33.14	(0.29)	9.77	9.48	—	—	—	42.62
2013	26.01	(0.12)	7.25	7.13	—	—	—	33.14
Class C (12/04)
2017	38.87	(0.48)	7.95	7.47	—	(1.36)	(1.36)	44.98
2016	41.03	(0.46)	(1.64)	(2.10)	—	(0.06)	(0.06)	38.87
2015	39.98	(0.59)	1.64	1.05	—	—	—	41.03
2014	31.33	(0.55)	9.20	8.65	—	—	—	39.98
2013	24.77	(0.31)	6.87	6.56	—	—	—	31.33
Class R3 (9/09)
2017	41.62	(0.29)	8.54	8.25	—	(1.36)	(1.36)	48.51
2016	43.71	(0.28)	(1.75)	(2.03)	—	(0.06)	(0.06)	41.62
2015	42.38	(0.41)	1.74	1.33	—	—	—	43.71
2014	33.04	(0.40)	9.74	9.34	—	—	—	42.38
2013	25.99	(0.24)	7.29	7.05	—	—	—	33.04
Class R6 (2/13)
2017	43.13	0.04	8.86	8.90	—	(1.36)	(1.36)	50.67
2016	45.00	— *	(1.81)	(1.81)	—	(0.06)	(0.06)	43.13
2015	43.35	(0.14)	1.79	1.65	—	—	—	45.00
2014	33.60	(0.16)	9.91	9.75	—	—	—	43.35
2013(c)	31.19	(0.10)	2.51	2.41	—	—	—	33.60
Class I (12/04)
2017	42.93	(0.06)	8.83	8.77	—	(1.36)	(1.36)	50.34
2016	44.86	(0.09)	(1.78)	(1.87)	—	(0.06)	(0.06)	42.93
2015	43.28	(0.21)	1.79	1.58	—	—	—	44.86
2014	33.58	(0.20)	9.90	9.70	—	—	—	43.28
2013	26.29	(0.04)	7.33	7.29	—	—	—	33.58

82	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(e)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

20.12%	$82,559	1.30%		(0.34)%	57%
(4.37)	90,656	1.38		(0.46)	39
3.38	122,575	1.42		(0.71)	38
28.61	51,477	1.36		(0.73)	49
27.41	10,229	1.38		(0.40)	41

19.21	23,251	2.05		(1.10)	57
(5.08)	24,886	2.13		(1.20)	39
2.63	29,732	2.17		(1.47)	38
27.61	18,004	2.11		(1.50)	49
26.48	5,739	2.12		(1.12)	41

19.82	7,945	1.55		(0.61)	57
(4.61)	7,532	1.64		(0.69)	39
3.14	6,500	1.67		(0.96)	38
28.27	2,632	1.61		(1.01)	49
27.13	715	1.68		(0.78)	41

20.64	9,284	0.86		0.09	57
(3.99)	8,584	0.98		0.01	39
3.81	3,625	1.01		(0.33)	38
29.02	3,138	1.02		(0.42)	49
7.73	2,092	1.10	**	(0.82)**	41

20.43	590,033	1.05		(0.12)	57
(4.13)	467,821	1.13		(0.20)	39
3.65	447,072	1.17		(0.47)	38
28.89	252,554	1.11		(0.50)	49
27.73	136,659	1.12		(0.14)	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	For the period February 15, 2013 (commencement of operations) through June 30, 2013.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver and/or expense reimbursement during the periods presented herein.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	83

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Investment Trust is comprised of the Nuveen NWQ Global All-Cap Fund (“NWQ Global All-Cap”), Nuveen NWQ Global Equity Income Fund (“NWQ Global Equity Income”), Nuveen NWQ Multi-Cap Value Fund (“NWQ Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“NWQ Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“NWQ Small/Mid-Cap Value”) and Nuveen NWQ Small-Cap Value Fund (“NWQ Small-Cap Value”), among others, and Nuveen Investment Trust II is comprised of Nuveen NWQ International Value Fund (NWQ International Value), among others (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts in 1996 and 1997, respectively.

Effective June 30, 2017, NWQ International Value’s fiscal year end changed from July 31 to June 30 as previously approved by the Fund’s Board of Trustees (the ”Board”).

Effective August 1, 2016, NWQ Global All-Cap changed its name from Nuveen NWQ Global Equity Fund and NWQ International Value changed its name from Nuveen Tradewinds International Value Fund.

The end of the reporting period for the Funds is June 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2017 (eleven months ended June 30, 2017 for NWQ International Value) (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.

Investment Objectives

NWQ Global All-Cap’s, NWQ International Value’s, NWQ Multi-Cap Value’s, NWQ Large-Cap Value’s, NWQ Small/Mid-Cap Value’s, and NWQ Small-Cap Value’s investment objectives are to provide investors with long-term capital appreciation. NWQ Global Equity Income’s investment objective is to provide investors with high current income and long-term capital appreciation.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In May 2016 the Board approved the reorganizations of three Funds, two of them open-end funds – Nuveen Tradewinds Value Opportunities Fund (“Tradewinds Value Opportunities”) and Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”) – and the closed-end Nuveen Global Equity Income Fund (NYSE: JGV) (each an “Acquired Fund” and together the “Acquired Funds”) into NWQ Global Equity Income (the “Acquiring Fund”), a series of Nuveen Investment Trust which is advised by the Adviser and NWQ (each a “Reorganization”, and collectively the “Reorganizations”).

The Reorganization was approved by the shareholders of JGV at a special meeting on September 16, 2016 and prior to the open of business on October 17, 2016, JGV was reorganized into NWQ Global Equity Income. The Reorganization was also approved by the shareholders of Tradewinds Value Opportunities and Tradewinds Global All-Cap during March 2017 and after the close of business on March 24, 2017, the Reorganizations of Tradewinds Value Opportunities and Tradewinds Global All-Cap into NWQ Global Equity Income was completed.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganizations, the Acquired Funds transferred all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Fund were then distributed to shareholders of the Acquired Funds and the Acquired Funds were terminated. As a result of this Reorganizations, shareholders of the Acquired Funds became shareholders of the Acquiring Fund. The shareholders of the Acquired Funds received Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of each Reorganization. Details of the Reorganizations are further described in Note 9 – Fund Reorganizations.

84	NUVEEN

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders of the Funds (except for NWQ Global Equity Income) at least annually. Dividends from net investment income, if any, are declared and distributed to shareholders of NWQ Global Equity Income at least quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Effective July 8, 2016, Class R3 Shares of NWQ Global Equity Income became available to the public.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on the relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

NUVEEN	85

Notes to Financial Statements (continued)

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

86	NUVEEN

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ Global All-Cap	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$903,348	$749,530	**	$—		$1,652,878

NWQ Global Equity Income
Long-Term Investments*:
Common Stocks	$160,388,593	$148,949,476	**	$25	***	$309,338,094
Convertible Preferred Securities	6,364,800	3,916,936	**	—		10,281,736
$25 Par (or similar) Retail Preferred	1,408,770	—		—		1,408,770
$1,000 Par (or similar) Institutional Preferred	—	5,107,540		—		5,107,540
Total	$168,162,163	$157,973,952		$25		$326,136,140

NWQ International Value
Long-Term Investments*:
Common Stocks	$85,041,753	$196,801,032	**	$—		$281,842,785
Short-Term Investments:
Repurchase Agreements	—	14,724,370		—		14,724,370
Total	$85,041,753	$211,525,402		$—		$296,567,155

NWQ Multi-Cap Value
Long-Term Investments*:
Common Stocks	$93,102,107	$1,678,886	**	$—		$94,780,993
Short-Term Investments:
Repurchase Agreements	—	852,926		—		852,926
Total	$93,102,107	$2,531,812		—		$95,633,919

NUVEEN	87

Notes to Financial Statements (continued)

NWQ Large-Cap Value	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$84,836,004	$1,533,295	**	$—	$86,369,299
Short-Term Investments:
Repurchase Agreements	—	2,576,598		—	2,576,598
Total	$84,836,004	$4,109,893		—	$88,945,897

NWQ Small/Mid-Cap Value
Long-Term Investments*:
Common Stocks	$59,162,233	$—		$—	$59,162,233
Short-Term Investments:
Repurchase Agreements	—	1,023,322		—	1,023,322
Total	$59,162,233	$1,023,322		$—	$60,185,555

NWQ Small-Cap Value
Long-Term Investments*:
Common Stocks	$603,548,504	$—		$—	$603,548,504
Exchange-Traded Funds	65,876,344	—		—	65,876,344
Short-Term Investments:
Repurchase Agreements	—	41,765,158		—	41,765,158
Total	$669,424,848	$41,765,158		$—	$711,190,006
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
NWQ Global All-Cap
Common Stock	$19,707	$—	$—	$(19,707)	$—	$—
NWQ International Value
Common Stock	$—	$(184,419,807)	$184,419,807	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

88	NUVEEN

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:

NWQ Global All-Cap	Value	% of Net Assets
Country:
Japan	$187,010	11.3%
Germany	159,811	9.7
United Kingdom	148,854	9.0
Spain	70,862	4.3
Ireland	67,489	4.1
Switzerland	61,209	3.7
Netherlands	52,599	3.2
Belgium	41,922	2.5
South Korea	36,390	2.2
Other	128,160	7.7
Total non-U.S. securities	$954,306	57.7%

NWQ Global Equity Income
Country:
Germany	$36,731,088	11.2%
United Kingdom	28,210,867	8.6
Japan	19,777,508	6.0
Netherlands	17,053,158	5.2
Ireland	15,118,773	4.6
France	14,344,962	4.4
Switzerland	11,147,385	3.4
Bermuda	9,950,300	3.0
Spain	7,679,110	2.3
Other	27,133,779	8.4
Total non-U.S. securities	$187,146,930	57.1%

NWQ International Value
Country:
Japan	$66,607,130	22.5%
Netherlands	34,863,539	11.8
France	22,762,745	7.7
United Kingdom	17,878,760	6.0
Germany	17,822,439	6.0
Switzerland	16,217,869	5.5
South Korea	14,665,176	4.9
Denmark	12,261,411	4.1
Belgium	11,075,771	3.7
Other	54,736,859	18.6
Total non-U.S. securities	$268,891,699	90.8%

NUVEEN	89

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ International Value	Fixed Income Clearing Corporation	$14,724,370	$(14,724,370)	$—
NWQ Multi-Cap Value	Fixed Income Clearing Corporation	852,926	(852,926)	—
NWQ Large-Cap Value	Fixed Income Clearing Corporation	2,576,598	(2,576,598)	—
NWQ Small/Mid-Cap Value	Fixed Income Clearing Corporation	1,023,322	(1,023,322)	—
NWQ Small-Cap Value	Fixed Income Clearing Corporation	41,765,158	(41,765,158)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, NWQ Global Equity Income wrote covered call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. During the current fiscal period, NWQ Large-Cap Value also wrote a call option on an individual stock, and covered that position shortly afterwards.

The average notional amount of outstanding options written during the current fiscal period was as follows:

	NWQ Global Equity Income	NWQ Large-Cap Value**
Average notional amount of outstanding options written*	$(182,800)	$—
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
**	NWQ Large-Cap Value did not write any call options at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

90	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
NWQ Global Equity Income	Equity price	Options written	$27,975	$(177)
NWQ Large-Cap Value	Equity price	Options written	47,687	—

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

NWQ Global Equity Income issued Class T Shares during the period; however, these Shares were also not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/17		Year Ended 6/30/16
NWQ Global All-Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,499	$144,547	10,296	$199,440
Class C	1,431	32,512	—	—
Class I	1,563	32,785	20,942	422,666
Shares issued to shareholders due to reinvestment of distributions:
Class A	94	1,924	47	947
Class C	—	—	1	21
Class I	10	200	220	4,406
	9,597	211,968	31,506	627,480
Shares redeemed:
Class A	(1,199)	(24,108)	(460)	(9,263)
Class C	—	—	(4,558)	(96,399)
Class I	—	—	(30,929)	(597,010)
	(1,199)	(24,108)	(35,947)	(702,672)
Net increase (decrease)	8,398	$187,860	(4,441)	$(75,192)

NUVEEN	91

Notes to Financial Statements (continued)

	Year Ended 6/30/17		Year Ended 6/30/16
NWQ Global Equity Income	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1)
Class A	12,102,245	$305,316,766	—	$—
Class C	3,198,374	83,642,916	—	—
Class R3	68,376	1,788,738	—	—
Class I	3,418,327	89,608,593	—	—
Class T	—	—	—	—
Shares sold:
Class A	93,830	2,445,753	36,645	927,099
Class C	1,552	44,659	2,762	69,495
Class R3	3,868	104,703	—	—
Class I	385,367	10,298,704	1,997,332	49,182,533
Class T	919	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	111,908	2,988,324	1,238	30,679
Class C	25,891	706,238	53	1,315
Class R3	375	10,228	—	—
Class I	42,170	1,147,898	1,817	44,954
Class T	—	—	—	—
	19,453,202	498,128,520	2,039,847	50,256,075
Shares redeemed:
Class A	(6,792,133)	(170,913,684)	(7,160)	(170,337)
Class C	(256,545)	(6,876,558)	(2,777)	(65,172)
Class R3	(14,559)	(383,853)	—	—
Class I	(2,508,944)	(66,263,848)	(15,210)	(379,874)
Class T	—	—	—	—
	(9,572,181)	(244,437,943)	(25,147)	(615,383)
Net increase (decrease)	9,881,021	$253,690,577	2,014,700	$49,640,692

	Eleven Months Ended 6/30/17		Year Ended 6/30/16		Year Ended 6/30/15
NWQ International Value	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	268,637	$6,385,694	253,721	$5,665,765	250,044	$6,017,642
Class C	19,361	441,754	32,205	686,208	40,967	937,806
Class R3	12,427	290,150	26,617	587,536	20,743	495,632
Class I	4,196,580	100,656,892	1,318,041	29,162,649	5,110,343	130,826,259
Shares issued to shareholders due to reinvestment of distributions:
Class A	18,963	422,304	17,674	398,190	55,587	1,235,135
Class C	5,738	122,039	3,997	86,019	25,435	539,723
Class R3	507	11,387	431	9,802	2,042	45,757
Class I	153,463	3,429,889	142,257	3,216,447	450,616	10,053,264
	4,675,676	111,760,109	1,794,943	39,812,616	5,955,777	150,151,218
Shares redeemed:
Class A	(539,062)	(12,430,909)	(404,427)	(8,918,931)	(4,662,949)	(119,938,393)
Class C	(297,745)	(6,684,808)	(218,621)	(4,619,890)	(260,838)	(5,905,751)
Class R3	(31,780)	(742,753)	(19,146)	(423,100)	(41,262)	(975,342)
Class I	(2,205,832)	(51,582,796)	(2,513,986)	(55,914,314)	(3,336,156)	(79,093,325)
	(3,074,419)	(71,441,266)	(3,156,180)	(69,876,235)	(8,301,205)	(205,912,811)
Net increase (decrease)	1,601,257	$40,318,843	(1,361,237)	$(30,063,619)	(2,345,428)	$(55,761,593)
(1)	Refer to Note 9 – Fund Reorganization for further details.

92	NUVEEN

	Year Ended 6/30/17		Year Ended 6/30/16
NWQ Multi-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	134,330	$3,737,175	39,738	$951,507
Class C	27,213	690,844	37,259	851,968
Class R3	7,940	198,648	4,056	94,021
Class I	178,302	4,813,569	259,969	6,232,354
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,471	199,920	8,652	205,402
Class C	964	24,386	—	—
Class R3	31	813	28	651
Class I	15,256	410,228	17,802	424,579
	371,507	10,075,583	367,504	8,760,482
Shares redeemed:
Class A	(205,708)	(5,440,684)	(242,081)	(5,741,951)
Class C	(343,246)	(8,799,833)	(331,515)	(7,458,247)
Class R3	(5,681)	(158,416)	(2,378)	(55,617)
Class I	(608,883)	(16,419,592)	(392,374)	(9,392,676)
	(1,163,518)	(30,818,525)	(968,348)	(22,648,491)
Net increase (decrease)	(792,011)	$(20,742,942)	(600,844)	$(13,888,009)

	Year Ended 6/30/17		Year Ended 6/30/16
NWQ Large-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	337,294	$2,643,725	396,683	$3,857,234
Class C	96,315	682,773	200,465	1,675,419
Class R3	182	1,380	221	1,994
Class I	950,888	7,297,730	3,068,571	30,548,493
Shares issued to shareholders due to reinvestment of distributions:
Class A	108,481	825,020	722,383	5,335,244
Class C	86,687	598,374	400,308	2,689,990
Class R3	880	6,622	3,193	23,329
Class I	1,086,784	8,289,894	6,405,546	47,607,692
	2,667,511	20,345,518	11,197,370	91,739,395
Shares redeemed:
Class A	(1,034,207)	(7,955,410)	(963,057)	(7,982,684)
Class C	(295,499)	(2,041,192)	(400,999)	(3,171,382)
Class R3	(54)	(399)	(165)	(1,874)
Class I	(5,463,811)	(41,928,533)	(10,270,475)	(96,791,956)
	(6,793,571)	(51,925,534)	(11,634,696)	(107,947,896)
Net increase (decrease)	(4,126,060)	$(31,580,016)	(437,326)	$(16,208,501)

NUVEEN	93

Notes to Financial Statements (continued)

	Year Ended 6/30/17		Year Ended 6/30/16
NWQ Small/Mid-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	104,236	$3,446,128	207,455	$5,512,334
Class C	19,510	573,232	23,911	612,329
Class R3	4,818	148,976	10,290	261,755
Class R6*	213,692	7,211,773	891	25,000
Class I	534,801	17,465,499	355,376	9,623,095
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6*	—	—	—	—
Class I	—	—	—	—
	877,057	28,845,608	597,923	16,034,513
Shares redeemed:
Class A	(287,035)	(9,188,395)	(101,644)	(2,772,010)
Class C	(24,634)	(717,089)	(35,845)	(893,839)
Class R3	(1,882)	(56,957)	(1,135)	(28,126)
Class R6*	(41,856)	(1,426,644)	—	—
Class I	(652,948)	(21,188,537)	(481,771)	(13,289,722)
	(1,008,355)	(32,577,622)	(620,395)	(16,983,697)
Net increase (decrease)	(131,298)	$(3,732,014)	(22,472)	$(949,184)
* Class R6 Shares commenced operations at close of business on June 30, 2016.

	Year Ended 6/30/17		Year Ended 6/30/16
NWQ Small-Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	552,109	$25,919,740	633,923	$25,809,239
Class C	59,717	2,641,639	106,842	4,072,934
Class R3	70,047	3,303,124	92,707	3,752,617
Class R6	72,517	3,533,553	186,143	7,564,561
Class I	3,457,946	168,904,185	4,069,142	170,444,833
Shares issued to shareholders due to reinvestment of distributions:
Class A	46,298	2,248,249	3,201	131,604
Class C	15,188	677,528	1,005	38,345
Class R3	1,735	83,227	103	4,193
Class R6	5,860	292,648	299	12,584
Class I	294,820	14,637,789	14,829	621,456
	4,576,237	222,241,682	5,108,194	212,452,366
Shares redeemed:
Class A	(1,074,310)	(51,187,553)	(1,263,572)	(51,343,312)
Class C	(198,273)	(8,672,146)	(192,236)	(7,257,596)
Class R3	(88,964)	(4,282,296)	(60,551)	(2,453,416)
Class R6	(94,170)	(4,747,337)	(67,988)	(2,908,893)
Class I	(2,927,109)	(142,354,660)	(3,153,074)	(130,211,303)
	(4,382,826)	(211,243,992)	(4,737,421)	(194,174,520)
Net increase (decrease)	193,411	$10,997,690	370,773	$18,277,846

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Purchases	863,235	151,079,950	86,771,872	44,367,666	44,685,977	50,128,332	365,789,553
Sales	618,573	353,697,715	58,516,862	64,261,452	81,216,590	51,552,960	387,234,780

94	NUVEEN

Transactions in options written during the current fiscal period, were as follows:

	NWQ Global Equity Income		NWQ Large-Cap Value
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	253	$7,272	—	$—
Options written	755	25,507	150	49,193
Options terminated in closing purchase transactions	(66)	(7,022)	(150)	(49,193)
Options expired	(942)	(25,757)	—	—
Options outstanding, end of period	—	$—	—	$—

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Cost of investments	$1,414,680	$299,394,500	$254,875,229	$80,439,418	$60,569,563	$50,503,362	$565,760,668
Gross unrealized
Appreciation	$290,572	$41,281,330	$63,200,177	$20,155,450	$28,881,844	$12,840,353	$166,302,948
Depreciation	(52,374)	(14,539,690)	(21,508,251)	(4,960,949)	(505,510)	(3,158,160)	(20,873,610)
Net unrealized appreciation (depreciation)	$238,198	$26,741,640	$41,691,926	$15,194,501	$28,376,334	$9,682,193	$145,429,338

Permanent differences, primarily due to federal taxes paid, complex securities character adjustments, nondeductible reorganization expenses, reorganization adjustments, net operating losses, foreign currency transactions, tax equalization, investments in partnerships, distribution reallocations, investments in passive foreign investment companies, and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2017, the Funds’ tax year end, as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Capital paid-in	$—	$251,426,398	$—	$(89,935,185)	$2,615,019	$(13,351,026)	$1,825,869
Undistributed (Over-distribution of) net investment income	(127)	783,985	(71,168)	(21)	(534)	5,259	586,918
Accumulated net realized gain (loss)	127	(252,210,383)	71,168	89,935,206	(2,614,485)	13,345,767	(2,412,787)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2017, the Funds’ tax year end, were as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Undistributed net ordinary income[1]	$34,795	$6,327,491	$5,210,303	$1,495,007	$486,962	$92,478	$—
Undistributed net long-term capital gains	—	—	—	—	11,777,083	—	29,143,775
[1]	Undistributed net ordinary income (on a tax basis) for NWQ Global Equity Income has not been reduced for the dividend declared on June 30, 2017 and paid on July 3, 2017. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	95

Notes to Financial Statements (continued)

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

Year ended June 30, 2017	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[1]	$11,998	$3,622,281	$695,594	$1,818,653	$—	$2,714,477
Distributions from net long-term capital gains	—	24,352	—	8,051,909	—	16,324,774

Year ended June 30, 2016	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Distributions from net ordinary income[1]	$9,808	$90,640	$691,667	$5,303,870	$—	$—
Distributions from net long-term capital gains	6,510	35,419	—	51,375,320	—	870,179

NWQ International Value	Eleven-Months Ended June 30, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Distributions from net ordinary income[1]	$4,194,519	$3,931,195	$12,712,072
Distributions from net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of June 30, 2017, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ Global All-Cap	NWQ Global Equity Income[2]	NWQ International Value	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Expiration:
June 30, 2018	$—	$—	$54,060,130	$100,615,795	$838,796
Not subject to expiration	96,553	248,331,937	211,397,308	—	—
Total	$96,553	$248,331,937	$265,457,438	$100,615,795	$838,796
[2]	NWQ Global Equity Income’s capital loss carryforward is subject to significant limitations under the Internal Revenue Code and related regulations. In particular, it is expected that the Fund will only be able to annually utilize approximately $4 million of its outstanding capital loss carryforward for the next twenty-one years, at which point the annual limitation will further be reduced to approximately $1.2 million.

As of June 30, 2017, the Funds' tax year end, the following Funds' capital loss carryforwards expired as follows:

	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Expired capital loss carryforwards	$89,935,185	$13,348,425

During the Funds’ tax year ended June 30, 2017, the following Funds utilized capital loss carryforwards as follows:

	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Small/Mid-Cap Value
Utilized capital loss carryforwards	$3,381,703	$3,211,473	$13,144,226	$4,378,811

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NWQ Small-Cap Value
Post-October capital losses[3]	$20,181,312
Late-year ordinary losses[4]	1,554,779
[3]	Capital losses incurred from November 1, 2016 through June 30, 2017, the Funds' tax year end.
[4]	Ordinary losses incurred from January 1, 2017 through June 30, 2017 and/or specified losses incurred from November 1, 2016 through June 30, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

96	NUVEEN

The annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:

Average Daily Net Assets	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For net assets over $2 billion	0.4750	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2017, the complex-level fee for each Fund was 0.1606%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to the expiration date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ Global All-Cap	0.90%		October 31, 2018	N/A
NWQ Global Equity Income	0.90		October 31, 2018	N/A
NWQ International Value	0.94		November 30, 2018	N/A
NWQ Multi-Cap Value	0.94		October 31, 2018	N/A
NWQ Large-Cap Value	0.79	*	July 31, 2019	1.35%
NWQ Small/Mid-Cap Value	1.10		October 31, 2018	1.45
NWQ Small-Cap Value	N/A		N/A	1.50
*	Effective May 31, 2017, the Fund’s Adviser has agreed to an expense cap as stated in the table above.

N/A – Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Sales charges collected (Unaudited)	$1,352	$17,039	$17,225	$3,600	$12,734	$7,675	$51,187
Paid to financial intermediaries (Unaudited)	1,174	15,086	15,358	3,132	11,244	6,833	47,680

NUVEEN	97

Notes to Financial Statements (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Commission advances (Unaudited)	$5,635	$1,544	$4,513	$1,117	$1,585	$3,252	$124,939

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
12b-1 fees retained (Unaudited)	$577	$59,418	$4,038	$2,395	$4,172	$3,177	$27,040

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
CDSC retained (Unaudited)	$—	$981	$397	$155	$106	$—	$4,253

As of the end of the reporting period, Nuveen owned shares of the following Funds:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Class A Shares	2,500	15,011	—	—	—
Class C Shares	2,500	12,500	—	—	—
Class R3 Shares	—	12,500	9,125	2,186	1,583
Class R6 Shares	—	—	—	891	802
Class I Shares	45,000	254,631	—	—	—
Class T Shares	—	919	—	—	—

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, NWQ Global All-Cap and NWQ International Value each borrowed $1,131 and $29,032, respectively, from the Unsecured Credit Line at an annualized interest rate of 2.02%. None of the other Funds participated in the Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

98	NUVEEN

9. Fund Reorganizations

The Reorganizations as previously described in Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations, was structured to qualify as a tax-free reorganization under the Internal Revenue Code for the federal income tax purposes, and each Acquired Fund’s shareholder will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each Reorganization, the Acquired Funds each distributed all of its net investment income and capital gains, if any. Such distribution may be taxable to each Acquired Fund’s shareholders for federal income tax purposes.

Investments of the Acquired Funds

The cost, fair value and net unrealized appreciation (depreciation) of the investments of each Acquired Fund as of the date of each Reorganization were as follows:

	Tradewinds Value Opportunities	Tradewinds Global All-Cap	JGV
Cost of investments	180,595,037	60,774,564	$350,885,335
Fair value of investments	196,481,789	59,381,562	345,394,974
Net unrealized appreciation (depreciation) of investments	15,886,752	(1,393,002)	(5,490,361)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Share Transactions

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganizations are as follows:

Acquired Funds – Prior to the Reorganizations	Shares Outstanding	Net Assets	NAV per Share
JGV	18,776,509	$223,960,676	$11.93
Tradewinds Value Opportunities
Class A	2,303,750	$63,236,917	$27.45
Class C	2,370,324	62,550,042	26.39
Class R3	57,492	1,580,660	27.49
Class I	2,517,675	69,461,540	27.59
Tradewinds Global All-Cap
Class A	668,204	$18,119,173	$27.12
Class C	783,270	21,092,873	26.93
Class R3	7,684	208,078	27.08
Class I	743,827	20,147,054	27.09

	Shares Outstanding	Net Assets	NAV per share
Acquiring Fund – Prior to the Reorganization with JGV
Class A	36,014	$896,414	$24.89
Class C	15,194	377,211	24.83
Class R3	12,500	310,909	24.87
Class I	2,029,355	50,532,819	24.90
Acquiring Fund – Prior to the Reorganizations with Tradewinds Value Opportunites and Tradewinds Global All-Cap
Class A	2,932,282	$76,841,566	$26.21
Class C	16,516	431,907	26.15
Class R3	12,500	327,006	26.16
Class I	2,115,620	55,459,302	26.21

	Shares Outstanding	Net Assets	NAV per share
Acquiring Fund – After the Reorganization with JGV
Class A	9,033,702	$224,857,090	$24.89
Class C	15,194	377,211	24.83
Class R3	12,500	310,909	24.87
Class I	2,029,355	50,532,819	24.90
Acquiring Fund – After the Reorganization with Tradewinds Value Opportunites and Tradewinds Global All-Cap
Class A	6,036,839	$158,197,656	$26.21
Class C	3,214,890	84,074,823	26.15
Class R3	80,876	2,115,744	26.16
Class I	5,533,947	145,067,893	26.21

NUVEEN	99

Notes to Financial Statements (continued)

Pro Forma Results of Operations

The beginning of the current fiscal periods for JGV, Tradewinds Value Opportunities and Tradewinds Global All-Cap were January 1, 2016, July 1, 2016 and August 1, 2016. Assuming the Reorganizations had been completed on July 1, 2016, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period are as follows:

Pro Forma Results	NWQ Global Equity Income
Net investment income (loss)	$9,393,970
Net realized and change in unrealized gains (losses)	47,280,757
Change in net assets resulting from operations	$56,674,727

Because the combined investment portfolios for the Reorganizations have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

Cost and Expenses

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of “Accrued reorganization expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

10. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

11. Subsequent Events

Management Fees

During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will become effective on August 1, 2017.

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedule:

Average Daily Net Assets	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value	NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
For the first $125 million	0.5500%	0.5500%	0.5500%	0.5500%	0.5000%	0.6000%	0.6500%
For the next $125 million	0.5375	0.5375	0.5375	0.5375	0.4875	0.5875	0.6375
For the next $250 million	0.5250	0.5250	0.5250	0.5250	0.4750	0.5750	0.6250
For the next $500 million	0.5125	0.5125	0.5125	0.5125	0.4625	0.5625	0.6125
For the next $1 billion	0.5000	0.5000	0.5000	0.5000	0.4500	0.5500	0.6000
For the next $3 billion	0.4750	0.4750	0.4750	0.4750	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4500	0.4500	0.4500	0.4500	0.4000	0.5000	0.5500
For the next $2.5 billion	0.4375	0.4375	0.4375	0.4375	0.3875	0.4875	0.5375
For net assets of $10 billion and greater	0.4250	0.4250	0.4250	0.4250	0.3750	0.4750	0.5250

Uncommitted Line of Credit

The unsecured Credit Line (as described in Note 8 – Borrowing Arrangements) was not renewed after its scheduled Termination Date on July 27, 2017.

100	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East, 16th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Foreign Taxes: Nuveen NWQ International Value Fund paid qualifying foreign taxes of $755,547 and earned $6,257,901 of foreign source income during the fiscal year ended June 30, 2017. Pursuant to Section 853 of the Internal Revenue Code, Nuveen NWQ International Value Fund hereby designates $0.06 per share as foreign taxes paid and $0.53 per share as income earned from foreign sources for the fiscal year ended June 30, 2017. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table, or if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2017:

	NWQ Global All-Cap	NWQ Global Equity Income	NWQ International Value	NWQ Multi-Cap Value	NWQ Large-Cap Value
Long-term capital gain dividends	$ —	$24,352	$ —	$ —	$10,666,928

				NWQ Small/Mid-Cap Value	NWQ Small-Cap Value
Long-term capital gain dividends				$ —	$18,198,426

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund				% of DRD	% of QDI
Nuveen NWQ Global All-Cap Fund				100.0%	100.0%
Nuveen NWQ Global Equity Income Fund				37.5%	100.0%
Nuveen NWQ International Value Fund				0.0%	100.0%
Nuveen NWQ Multi-Cap Value Fund				100.0%	100.0%
Nuveen NWQ Large-Cap Value Fund				100.0%	100.0%
Nuveen NWQ Small-Cap Value Fund				100.0%	100.0%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	101

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

BofA/Merrill Lynch U.S. High Yield Index: An index that tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Morgan Stanley Capital International (MSCI) World Index: A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

102	NUVEEN

MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Value Index: An index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2500® Value Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 3000® Value Index: An index that measures the performance of those Russell 3000 companies with lower price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	103

Annual Investment Management Agreement

Approval Process (Unaudited)

The Boards of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversee the management of the applicable Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and NWQ Investment Management Company, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

104	NUVEEN

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen NWQ Small/Mid-Cap Value Fund (the “Small/Mid-Cap Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including a reduction in the management fees of Nuveen NWQ Large-Cap Value Fund (the “Large-Cap Fund”) and Nuveen NWQ Small-Cap Value Fund (the “Small-Cap Fund”) and a reduction in both the management fees and temporary expense caps of Nuveen NWQ Global All-Cap Fund (the “All-Cap Fund”), Nuveen NWQ Global Equity Income Fund (the “Global Equity Fund”), Nuveen NWQ International Value Fund (the “International Fund”) and Nuveen NWQ Multi-Cap Value Fund (the “Multi-Cap Fund”); (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the All-Cap Fund, which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

NUVEEN	105

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the All-Cap Fund, the Board noted that the Fund ranked in the fourth quartile in its Performance Peer Group for the one-year period and underperformed its benchmark in such period. The Board, however, recognized that the Fund was relatively new with a short performance history available, limiting the ability of the Board to make a meaningful assessment of performance. Nevertheless, the Board reviewed the factors that detracted from performance including sensitivity to a rising dollar, an underweight to the energy sector, and a relative overweight to Europe and underweight to the United States. The Board also noted that the Fund’s relative performance improved in the first quarter of 2017, ranking in the first quartile against its Performance Peer Group during such period and outperforming its benchmark.

For the Global Equity Fund, the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the one-year period and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile in the three-year period and first quartile in the five-year period. The Board discussed the factors that detracted from the Fund’s recent performance, including currency movements, stock selections particularly in the health care sector, and sector and geographic allocation decisions, particularly in overweighting its exposure to Europe and underweighting its exposure to the United States. The Board noted that the Fund’s portfolio was also tilted toward higher dividend paying stocks, the performance of which lagged growth stocks in the beginning of 2017. The Board also noted that the Fund ranked in the third quartile for the first quarter of 2017. The Board was satisfied with the Adviser’s explanation for the performance and investment process of the Fund.

For the International Fund, the Board noted that although the Fund underperformed its benchmark and ranked in the fourth quartile in its Performance Peer Group for the five-year period, the Fund was in the third quartile for the one-year period, the second quartile in the three-year period and outperformed its benchmark in the one- and three-year periods. The Board was satisfied with the Fund’s overall performance.

For the Multi-Cap Fund, the Board noted that the Fund provided positive absolute performance in the one-, three- and five-year periods, but the Fund’s relative performance was challenged during the longer periods. In this regard, the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and fourth quartile in the three- and five-year periods. The Fund also underperformed its benchmark in all such periods. The Board considered the factors that contributed to the Fund’s weak relative performance, including stock selection in the information technology, health care, and consumer staples sectors and an overweight exposure to the consumer discretionary sector. The Board noted that the Fund’s relative performance improved in the first quarter of 2017, ranking in the first quartile of its Performance Peer Group and outperforming its benchmark during such period. The Board was satisfied with the Adviser’s explanation for the performance and investment process of the Fund.

For the Large-Cap Fund, the Board noted that the Fund provided positive absolute performance in the one-, three- and five-year periods, but the Fund’s relative performance was challenged during the longer periods. In this regard, the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and the fourth quartile in the three- and five-year periods. The Fund also underperformed its benchmark in all such periods. The Board considered the factors that contributed to the Fund’s weak relative performance, including stock selection in the information

106	NUVEEN

technology, health care, and consumer staples sectors and an overweight exposure to the consumer discretionary sector. The Board noted that the Fund also ranked in the third quartile of its Performance Peer Group in the first quarter of 2017. The Board was satisfied with the Adviser’s explanation for the performance and investment process of the Fund.

For the Small/Mid-Cap Fund, the Board noted that the Fund provided positive absolute performance in the one-, three- and five-year periods, but the Fund’s relative performance was challenged during the longer periods. In this regard, the Fund ranked in the third quartile of its Performance Peer Group in the one-year period and the fourth quartile in the three- and five-year periods. The Fund also underperformed its benchmark in all such periods. The Board considered the factors that contributed to the Fund’s weak relative performance, including underweight exposure to the financials, utilities and energy sectors and an overweight exposure to the consumer discretionary sector along with stock selection in the materials and consumer staples sectors. The Board noted that the Fund’s relative performance improved in the first quarter of 2017, ranking in the first quartile of its Performance Peer Group and outperforming its benchmark for such period. The Board was satisfied with the Adviser’s explanation for the performance and investment process of the Fund.

For the Small-Cap Fund, the Board noted that the Fund provided positive absolute return over the one-, three- and five-year periods and that the Fund ranked in its Performance Peer Group in the second quartile in the one- and three-year periods and the first quartile in the five-year period. Although the Fund underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the All-Cap Fund, the Global Equity Fund and the Small/Mid-Cap Fund each had a net management fee and a net expense ratio below the average of its respective Peer Group, and the Large-Cap Fund had a net management fee in line with its peer average and a net expense ratio below its peer average. The Board noted that the All-Cap Fund and the Global Equity Fund did not have a management fee after expense reimbursements and fee waivers during the last fiscal year and that the Adviser had agreed to reduce the management fee for the Large-Cap Fund.

The Independent Board Members noted that the International Fund had a net management fee slightly higher than its peer average but a net expense ratio below its peer average.

The Independent Board Members noted that the Multi-Cap Fund had a slightly higher net management fee and net expense ratio compared to the respective Peer Group average. The Board noted, however, that the Fund’s management fee and temporary expense cap were reduced effective in June 2016 and therefore the Fund’s net expense ratio only partially reflected this adjustment in the 12 month period provided in the Broadridge Report.

The Independent Board Members noted that although the Small-Cap Fund had a slightly higher net expense ratio compared to the average of the Peer Group’s net expense ratio, the Fund’s net management fee was in line with the average net management fee of the Peer Group. The Board further noted that the management fee applicable to the Fund was reduced last year effective in June 2016, and therefore the Fund’s net expense ratio only partially reflected these adjustments in the 12 month period provided in the Broadridge Report.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may

108	NUVEEN

have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were or would be shared with shareholders of the Funds through their temporary and/or permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of directors of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

112	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young[3] 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Trustee:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
William A. Siffermann 1975 333 West Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	177

114	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	115

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NWQ-0617D        243940-Y-08/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	28,689	21,909	43,423	0
Nuveen NWQ Global All-Cap Fund	20,106	1,629	14,053	0
Nuveen Global Total Return Bond Fund [5]	0	0	0	0
Nuveen NWQ Multi-Cap Value Fund	14,211	985	0	0
Nuveen NWQ Small-Cap Value Fund	17,012	985	3,350	0
Nuveen U.S. Infrastructure Bond Fund [5]	0	0	0	0
Nuveen Tradewinds Value Opportunities Fund [5]	0	0	0	0
Nuveen NWQ Large-Cap Value Fund	14,185	985	4,345	0
Nuveen NWQ Small/Mid-Cap Value Fund	14,066	985	0	0

Total	$108,269	$27,478	$65,171	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]

U.S. Infrastructure Bond Fund liquidated on 08/19/2016, Global Total Return Bond Fund liquidated on 01/24/2017, and Tradewinds Value Opportunities Fund merged with NWQ Global Equity Income Fund on 03/27/2017

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Global All-Cap Fund	0%	0%	0%	0%
Nuveen Global Total Return Bond Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen U.S. Infrastructure Bond Fund	0%	0%	0%	0%
Nuveen Tradewinds Value Opportunities Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen NWQ Global Equity Income Fund	13,318	0	2,720	0
Nuveen NWQ Global All-Cap Fund	19,462	0	2,820	0
Nuveen Global Total Return Bond Fund	41,017	0	2,307	0
Nuveen NWQ Multi-Cap Value Fund	13,729	0	17	0
Nuveen NWQ Small-Cap Value Fund	15,694	0	28	0
Nuveen U.S. Infrastructure Bond Fund	12,487	0	2,205	0
Nuveen Tradewinds Value Opportunities Fund	14,491	0	5,837	0
Nuveen NWQ Large-Cap Value Fund	13,837	0	4,402	0
Nuveen NWQ Small/Mid-Cap Value Fund	13,505	0	7	0

Total	$157,540	$0	$20,343	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen NWQ Global Equity Income Fund	0%	0%	0%	0%
Nuveen NWQ Global All-Cap Fund	0%	0%	0%	0%
Nuveen Global Total Return Bond Fund	0%	0%	0%	0%
Nuveen NWQ Multi-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small-Cap Value Fund	0%	0%	0%	0%
Nuveen U.S. Infrastructure Bond Fund	0%	0%	0%	0%
Nuveen Tradewinds Value Opportunities Fund	0%	0%	0%	0%
Nuveen NWQ Large-Cap Value Fund	0%	0%	0%	0%
Nuveen NWQ Small/Mid-Cap Value Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	43,423	0	0	43,423
Nuveen NWQ Global All-Cap Fund	14,053	0	0	14,053
Nuveen Global Total Return Bond Fund	0	0	0	0
Nuveen NWQ Multi-Cap Value Fund	0	0	0	0
Nuveen NWQ Small-Cap Value Fund	3,350	0	0	3,350
Nuveen U.S. Infrastructure Bond Fund	0	0	0	0
Nuveen Tradewinds Value Opportunities Fund	0	0	0	0
Nuveen NWQ Large-Cap Value Fund	4,345	0	0	4,345
Nuveen NWQ Small/Mid-Cap Value Fund	0	0	0	0

Total	$65,171	$0	$0	$65,171

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen NWQ Global Equity Income Fund	2,720	0	0	2,720
Nuveen NWQ Global All-Cap Fund	2,820	0	0	2,820
Nuveen Global Total Return Bond Fund	2,307	0	0	2,307
Nuveen NWQ Multi-Cap Value Fund	17	0	0	17
Nuveen NWQ Small-Cap Value Fund	28	0	0	28
Nuveen U.S. Infrastructure Bond Fund	2,205	0	0	2,205
Nuveen Tradewinds Value Opportunities Fund	5,837	0	0	5,837
Nuveen NWQ Large-Cap Value Fund	4,402	0	0	4,402
Nuveen NWQ Small/Mid-Cap Value Fund	7	0	0	7

Total	$20,343	$0	$0	$20,343

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017